                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       ANCHOR PATHWAY FUND
                                       SEASONS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the Filing Fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
     (4) Date Filed:
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
SUNAMERICA INC.

               [LOGO]

DEAR SHAREHOLDER,

    On August 19, 1998, SunAmerica Inc. entered into an agreement with American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. Under the terms of the agreement, AIG will acquire SunAmerica Inc. and consequently SunAmerica Asset Management Corp. ("SAAMCo") will become a part of AIG. SunAmerica will not change its name and there are no organizational changes planned which would affect services provided to the Trusts. As a result of this transaction, it is necessary for the shareholders of Seasons Series Trust (which underlies the Seasons variable annuity), for which SAAMCo acts as investment manager, to approve a new investment management agreement.

    In addition, shareholders of both Seasons Series Trust and Anchor Pathway Fund (which underlies the American Pathway variable annuity) are being asked to approve certain other matters that are set forth in the attached Notice of Joint Special Meeting of Shareholders. We also included a Q&A to help you better understand matters relating to this proxy vote.

    THE BOARD MEMBERS OF YOUR TRUSTS BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THIS NOTICE OF JOINT SPECIAL MEETING IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

    Since all of the Trusts which underlie SunAmerica life company variable annuities are required to conduct shareholder votes, you will receive more than one proxy card if you are a shareholder in more than one Trust. It is very important that you respond to all proxy cards that you receive. In addition, there are five ways to record your vote(s): Internet, touch-tone telephone, live operator, fax or mail. Some of these options may not be available to you. Please refer to the insert accompanying these proxy materials to see which of these options you can use. If we do not receive a response by one of these methods after a reasonable time, you may receive a call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

    If you have any questions regarding the proxy voting process, you may call Shareholder Communications Corporation toll-free at 1-800-248-3249.

    YOUR VOTE IS IMPORTANT!

    We appreciate your cooperation and continued support.

                                          Sincerely,

                                                   [LOGO]

                                          Eli Broad

                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                                                   November 1998

                              ANCHOR PATHWAY FUND
                              SEASONS SERIES TRUST
                                 IMPORTANT NEWS
         FOR ANCHOR PATHWAY FUND AND SEASONS SERIES TRUST SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your investment in the Anchor Pathway Fund and Seasons Series Trust (the "Funds") which require a shareholder vote. Anchor Pathway Fund and Season Series Trust are the underlying investments in your variable annuity issued by Anchor National Life Insurance Company.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. SunAmerica Inc. ("SunAmerica"), the parent company of SunAmerica Asset Management Corp. ("SAAMCo"), which is the adviser to Seasons Series Trust and the business manager of Anchor Pathway Fund, has agreed to merge with and into American International Group, Inc. ("AIG"). AIG is the leading U.S.-based international insurance organization. As a result of the proposed merger, there will be a change in ownership of SAAMCo. The following pages give you additional information on AIG, the proposed merger and the matters on which you are being asked to vote. THE BOARD MEMBERS OF YOUR FUNDS, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUNDS, AIG, SAAMCO OR SUNAMERICA, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.  WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials-- a booklet that includes the Proxy Statement and one or more voting instruction cards-- because you have the right to provide voting instructions on the important proposals concerning your investment in the Funds.

Q.  WHY ARE MULTIPLE CARDS ENCLOSED?

A. [If your investment is allocated among more than one Portfolio or Series in your annuity contract, you will receive a voting instructions card for each Portfolio or Series.]

Q. WHY AM I, A SEASONS SERIES TRUST SHAREHOLDER, BEING ASKED TO VOTE ON THE PROPOSED NEW ADVISORY AGREEMENT IN PROPOSAL NO. 2?

A. The Investment Company Act of 1940, which regulates investment companies such as Seasons Series Trust, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. SunAmerica's merger with AIG will result in a change of control of SAAMCo and therefore requires shareholder approval of a new advisory agreement between Seasons Series Trust and SAAMCo. The new advisory agreement is identical in all material respects to the existing advisory agreement.

Q. WHY AM I, AN ANCHOR PATHWAY FUND SHAREHOLDER, NOT BEING ASKED TO VOTE ON A NEW ADVISORY AGREEMENT?

A. You are NOT being asked to vote on a new advisory agreement because the current advisory agreement is still in effect. SunAmerica's merger with AIG does not result in a change of control of, or otherwise legally affect, your adviser, Capital Research and Management Company.

Q. WHY AM I, A SEASONS SERIES TRUST SHAREHOLDER, BEING ASKED TO VOTE ON THE PROPOSED NEW SUBADVISORY AGREEMENTS IN PROPOSAL NO. 3?

A. Each Seasons Series Trust subadvisory agreement provides that it terminates automatically if the advisory agreement between Seasons Series Trust and SAAMCo terminates. Because SunAmerica's merger with AIG will cause the termination of SAAMCo's advisory agreement, shareholder approval of the new subadvisory agreements is required. Each new subadvisory agreement is identical in all material respects to the existing subadvisory agreement that it replaces.

Q. WHY AM I, AN ANCHOR PATHWAY FUND SHAREHOLDER, NOT BEING ASKED TO VOTE ON A NEW SUBADVISORY AGREEMENT?

A. The Series of your Anchor Pathway Fund do not have any subadvisers. Capital Research and Management Company provides all advisory services for your Fund.

Q.  WHAT ELSE AM I BEING ASKED TO VOTE ON?

A. You are being asked to elect a Board of Trustees. One consequence of the merger, as required by the Investment Company Act of 1940, is that the composition of the Board of Seasons Series Trust be changed so that at least 75% of the Trustees are not interested persons of the Fund. Currently, as required by the Investment Company Act, 40% of the Trustees are not interested persons. Anchor Pathway Fund has historically had the same Board as Seasons Series Trust. In order to maintain consistency, shareholders of Anchor Pathway Fund are being asked to elect the same slate of nominees as Seasons Series Trust. Also, in order to save the expense of a subsequent meeting, shareholders of Seasons Series Trust are being asked to vote to change certain fundamental investment restrictions. Finally, you are being asked to vote to ratify each Board's selection of the Funds' independent accountants.

Q.  HOW WILL THE AIG MERGER AFFECT ME?

A. The merger should have no impact on the operations of the Funds and their Portfolios or Series. SAAMCo has assured the Board that there will be no reduction in the nature or quality of its services to the Funds as a result of the merger, and in fact anticipates that its resources may be enhanced.

Q.  HOW DOES EACH FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the Boards of the Funds, including those Trustees who are not affiliated with the Funds, AIG, SAAMCo or SunAmerica, recommend that you vote FOR all of the proposals on the enclosed voting instruction card.

Q.  WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You have several different ways to provide the Funds with your voting instructions. These ways include mail, speaking with a representative on the telephone, fax, touch-tone voting and voting on-line over the Internet. Not all of these options may be available to you and you should refer to the insert accompanying this Q&A to see which of these options you can use. If you need more information on how to vote, or if you have any questions, please call your Funds' information agent, Shareholder Communications Corporation, at 1-800-248-3249.

           YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL
                        EXPENSE OF ANOTHER SOLICITATION.
           THANK YOU FOR COMPLETING YOUR VOTING INSTRUCTIONS CARD(S)
                                   PROMPTLY.

                              ANCHOR PATHWAY FUND
                              SEASONS SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of shareholders of Anchor Pathway Fund ("Anchor Pathway") and Seasons Series Trust ("Seasons") (each a "Fund" and collectively the "Funds") will be held on December 30, 1998 at [ .M.], Eastern time, at the offices of SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017 for the purpose of considering the following proposals with respect to the Funds or with respect to one or more of their separate investment portfolios or series (each, a "Portfolio" and collectively, the "Portfolios"), as indicated below. Proposal Nos. 2 and 3 will be effective only upon consummation of the proposed acquisition of SunAmerica Inc. by American International Group, Inc. pursuant to an Agreement and Plan of Merger dated as of August 19, 1998, as more fully described in the Proxy Statement attached hereto.

    1. For each Fund separately, to elect a slate of four members to its Board of Trustees to hold office until their successors are duly elected and qualified;

    2. For each Portfolio of Seasons separately, to approve or disapprove a new investment advisory and management agreement between Seasons, on behalf of each Portfolio, and SAAMCo, the terms of which are identical in all material respects to the existing investment advisory and management agreement;

    3. For each Portfolio of Seasons separately, to approve or disapprove a new subadvisory agreement, the terms of which are identical in all material respects to the existing subadvisory agreement with respect to each Portfolio, between SAAMCo and:

       (a) Janus Capital Corporation for each of the Multi-Managed Growth ("Growth"), Multi-Managed Moderate Growth ("Moderate Growth"), Multi-Managed Income/Equity ("Income/Equity") and Multi-Managed Income ("Income") Portfolios;

       (b) Wellington Management Company, LLP for each of the Growth, Moderate Growth, Income/ Equity and Income Portfolios;

       (c) T. Rowe Price Associates, Inc. for the Stock Portfolio;

       (d) Putnam Investment Management, Inc. for the Asset Allocation:
           Diversified Growth Portfolio;

    4. For each Portfolio of Seasons separately, to approve or disapprove changing the fundamental investment restriction relating to:

       (a) the ability to engage in borrowing transactions;

       (b) the ability to engage in lending transactions;

    5. For each Fund separately, to ratify the selection of independent accountants; and

    6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The Trustees have fixed the close of business on October 30, 1998 as the record date for determining the number of shares outstanding and the contract owners entitled to give voting instructions at the Meeting and at any and all adjournments thereof.

                                          By Order of the Board of Trustees,

                                          Susan L. Harris
                                          SECRETARY

November   , 1998

EACH CONTRACT OWNER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD(S) AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY CALLING AN AGENT OF THE FUNDS OR CONTRACT HOLDERS MAY PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTIONS CARD(S).

                                PRELIMINARY COPY
                              ANCHOR PATHWAY FUND
                              SEASONS SERIES TRUST
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

                            ------------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                           DECEMBER 30, 1998, [ .M.]

                             ---------------------

    Anchor Pathway Fund ("Anchor Pathway") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and consists of seven separate investment portfolios or series:
Growth Series, International Series, Growth-Income Series, Asset Allocation Series, High Yield Bond Series, U.S. Government/AAA-Rated Securities Series and Cash Management Series (each, an "Anchor Pathway Portfolio," and collectively, the "Anchor Pathway Portfolios"). Anchor Pathway is the underlying investment in the American Pathway variable annuities.

    Seasons Series Trust ("Seasons") is an open-end management investment company registered under the 1940 Act and consists of six separate investment portfolios or series: Multi-Managed Growth Portfolio ("Growth"), Multi-Managed Moderate Growth Portfolio ("Moderate Growth"), Multi-Managed Income/ Equity Portfolio ("Income/Equity"), Multi-Managed Income Portfolio ("Income"), Asset
Allocation: Diversified Growth Portfolio ("Asset Allocation") and Stock Portfolio ("Stock") (each, a "Seasons Portfolio" and collectively, the "Seasons Portfolios"). Anchor Pathway and Seasons are hereinafter each sometimes referred to as a "Fund" and collectively, as the "Funds." The Anchor Pathway Portfolios and Seasons Portfolios are hereinafter each sometimes referred to as a "Portfolio" and collectively, as the "Portfolios." Seasons is the underlying investment in the Seasons variable annuities.

    Shares of the Anchor Pathway Portfolios are offered to the Variable Separate Account of Anchor National Life Insurance Company ("Anchor National") and shares of the Seasons Portfolios and offered to the Variable Annuity Account Five of Anchor National to fund benefits under certain variable annuity contracts ("contracts") issued by Anchor National. SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser") serves as investment adviser and administrator to all of the Seasons Portfolios and, in addition, serves as an investment manager to the Growth, Moderate Growth, Income/Equity and Income Portfolios of Seasons. SAAMCo also serves as the business manager to the Anchor Pathway Portfolios. Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, California, 90071 serves as the investment adviser to Anchor Pathway.

    In accordance with applicable law, this Proxy Statement is being mailed, on or about November 5, 1998 on behalf of the Board of Trustees (the "Trustees" or the "Board") of each Fund, to the shareholders of each of the respective Portfolios for their use in obtaining voting instructions from contract owners on the proposals to be considered at a joint special meeting (the "Meeting") of shareholders of the Funds scheduled to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York, New York 10017, on December 30, 1998 at [ .M], Eastern time. The Trustees have fixed the close of business on October 30, 1998 as the record date (the "Record Date") for determining the number of shares outstanding and the contract owners entitled to be present at the Meeting and give voting instructions to Anchor National with respect to their respective "portion" of shares as of the Record Date.

    A listing of the proposals described in this Proxy Statement and the Portfolio(s) to which each applies is set forth below.

                       SUMMARY OF PROPOSAL                             PORTFOLIOS TO WHICH PROPOSAL APPLIES
-----------------------------------------------------------------  ---------------------------------------------
1.   To elect a slate of four members to the Board of Trustees to  Each Fund--all Portfolios of each Fund voting
     hold office until their successors are duly elected and         together as a single class
     qualified.

2.   To approve or disapprove a new investment advisory and        Seasons--each Portfolio of Seasons voting
     management agreement between Seasons, on behalf of each         separately
     Portfolio thereof, and SAAMCo, the terms of which are
     identical in all material respects to the existing
     investment advisory and management agreement.

3. To approve or disapprove a new subadvisory agreement, the terms of which are identical in all material respects to the existing subadvisory agreement with respect to each Portfolio, between:

     (a).  SAAMCo and Janus Capital Corporation ("Janus");         Growth, Moderate Growth, Income/ Equity and
                                                                     Income Portfolios of Seasons--each
                                                                     Portfolio voting separately

     (b).  SAAMCo and Wellington Management Company, LLP ("WMC");  Growth, Moderate Growth, Income/ Equity,
                                                                     Income Portfolios of Seasons--each
                                                                     Portfolio voting separately

     (c).  SAAMCo and T. Rowe Price Associates, Inc. ("T.Rowe");   Stock Portfolio of Seasons
           and

     (d).  SAAMCo and Putnam Investment Management, Inc.           Asset Allocation Portfolio of Seasons
           ("Putnam").

4. To approve or disapprove changing the fundamental investment restriction relating to:

     (a).  the ability to engage in borrowing transactions; and    Seasons--each Portfolio of Seasons voting
                                                                     separately

     (b).  the ability to engage in lending transactions.          Seasons--each Portfolio of Seasons voting
                                                                     separately

5.   To ratify the selection of independent accountants.           Each Fund--all Portfolios of each Fund voting
                                                                     together as a single class

6.   To transact such other business as may properly come before   Each Fund
     the Meeting or any adjournments thereof.

    The Funds expect that the solicitation of voting instructions from contract owners will be made by mail, and solicitation also may be made by telephone communications from officers or employees of SAAMCo, Anchor National, or their affiliates, who will not receive any compensation therefor from the Funds. In addition, Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, has been engaged to assist in the solicitation of voting instructions. None of the costs of the solicitation will be borne by the Funds or the Portfolios. In connection with the solicitation of voting instructions, Anchor National will furnish a copy of this Proxy Statement to all contract owners.

    Contract owners may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require contract owners to input a twelve digit control number which is located on each voting instructions card. Subsequent to inputting this number, contract owners will be prompted to provide their voting instructions on each proposal. Contract owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or internet link. Contract owners who vote on the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their voting instructions.

    As the Meeting date approaches, certain contract owners may receive a telephone call from a representative of SCC if their voting instructions have not yet been received. Authorization to permit SCC to execute voting instructions may be obtained by telephonically transmitted instructions from contract holders. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the contract owner providing the voting instruction is accurately determined and that the voting instructions of the contract owner are accurately determined. The cost of this assistance is expected to be approximately $45,000 and, as stated above, will not be borne by the Funds or the Portfolios.

    In all cases where telephonic voting instructions are solicited, the SCC representative is required to ask for each contract owner's full name, address, social security or taxpayer identification number, title (if the contract owner is authorized to act on behalf of an entity, such as a corporation), and the portion of shares beneficially owned and to confirm that the contract owner has received the Proxy Statement and voting instructions card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the voting instructions card, and ask for the contract owner's instructions on each proposal. The SCC representative, although permitted to answer questions about the process, is not permitted to recommend to the contract owner how to vote, other than to read any recommendation set forth in the Proxy Statement. The SCC representative will record the contract owner's instructions on the card. Within 72 hours, SCC will send the contract owner a letter or mailgram to confirm his or her voting instructions and ask the contract owner to call 1-800-248-3249 immediately if his or her instructions are not correctly reflected in the confirmation.

    If the contract holder wishes to participate in the Meeting, but does not wish to give his or her proxy by any of the methods outlined above, the contract owner may still submit the voting instructions card originally sent with the Proxy Statement or attend in person. Should contract owners require additional information regarding the Proxy Statement or replacement voting instructions cards, they may contact SCC toll-free at 1-800-248-3249. Voting instructions executed by contract owners may be revoked by (i) a written instrument received by the Secretary of a Fund at any time before they are exercised; (ii) delivery of a later-dated proxy; or (iii) attendance at the Meeting and voting in person.

    The following table sets forth the share ownership of the Portfolios and each Fund as a whole as of the Record Date:

                                 ANCHOR PATHWAY

                                                                                                   TOTAL NUMBER OF SHARES
PORTFOLIO                                                                                                OUTSTANDING
-------------------------------------------------------------------------------------------------  -----------------------
Growth Series....................................................................................

International Series.............................................................................

Growth-Income Series.............................................................................

Asset Allocation Series..........................................................................

High Yield Bond Series...........................................................................

U.S. Government/AAA-Rated Securities Series......................................................

Cash Management Series...........................................................................

    TOTAL ANCHOR PATHWAY.........................................................................

                                    SEASONS

                                                                                                   TOTAL NUMBER OF SHARES
PORTFOLIO                                                                                                OUTSTANDING
-------------------------------------------------------------------------------------------------  -----------------------
Multi-Managed Growth Portfolio...................................................................

Multi-Managed Moderate Portfolio.................................................................

Multi-Managed Income/Equity Portfolio............................................................

Multi-Managed Income Portfolio...................................................................

Asset Allocation: Diversified Growth Portfolio...................................................

Stock Portfolio..................................................................................

    TOTAL SEASONS................................................................................

    [There were no persons who, as of the Record Date, were known to the Funds to have allocated contributions under annuity contracts beneficially owned by such person such that, upon the pass through of voting rights by Anchor National, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Fund or any Portfolio.] [CONFIRM OR PROVIDE SUCH 5% OWNERS] To the knowledge of management, Trustees and the executive officers of each Fund, both individually and as a group, owned less than 1% of the outstanding shares of each Fund and each respective Portfolio as of the Record Date.

    Anchor National, the holder of record shares of each Portfolio, is required to "pass through" to its contract owners the right to vote shares of each Portfolio. The Funds expect that Anchor National will vote 100% of the shares of the Portfolios held by its respective separate accounts. Anchor National will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposals. Unmarked voting instructions from contract owners will be voted in favor of the proposals. Anchor National, as record shareholder of each of the Portfolios, may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional voting instructions from contract owners. Neither the

Funds nor the Portfolios will bear the costs of preparing and distributing to contract owners additional proxy materials, if required in connection with any adjournment.

    Approval of each proposal, except Proposal Nos. 1 and 5, with respect to each applicable Portfolio, requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose means more than 50% of the outstanding shares of the Portfolio. Each such proposal must be approved by shareholders of the respective Portfolio voting separately. Approval of a Proposal with respect to one Portfolio is not conditioned on approval by shareholders of any other Portfolio.

    For Proposal No. 1, the candidates receiving a majority of the votes cast at the Meeting will be elected. Approval of Proposal No. 5 requires a majority of the votes cast at the Meeting. Shareholders of all Portfolios of each Fund vote together as a single class with respect to Proposal Nos. 1 and 5.

    All information in the Proxy Statement about Janus, WMC, T. Rowe and Putnam (each, a "Subadviser" and collectively, the "Subadvisers") has been provided by each respective Subadviser. All information in the Proxy Statement about SAAMCo and Anchor National has been provided by SAAMCo and Anchor National, respectively. All information in the Proxy Statement about American International Group, Inc. ("AIG") has been provided by AIG.

    The Trustees do not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the proxies named by the shareholders will vote on such matters in their discretion.

                           ELECTION OF FOUR TRUSTEES
                          (ANCHOR PATHWAY AND SEASONS)

                                 PROPOSAL NO. 1

INTRODUCTION

    On August 19, 1998, SunAmerica Inc. ("SunAmerica") and AIG entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which SunAmerica will merge with and into AIG (the "Merger") with AIG as the corporation surviving the Merger. Under the terms of the Merger Agreement, each share of common stock, $1.00 par value per share, of SunAmerica outstanding at the effective time of the Merger will be converted into 0.855 shares of common stock, $2.50 par value per share, of AIG. SunAmerica and AIG expect that the closing of the Merger (the "Closing") will take place during either the last quarter of 1998 or the first quarter of 1999.

    The Merger is subject to certain regulatory approvals and other customary conditions as well as to the approval of the Merger by the stockholders of SunAmerica and AIG. Shareholders of the Funds are not being asked to vote on the Merger of SunAmerica and AIG.

SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that an investment adviser (such as SAAMCo with respect to Seasons) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

    Consistent with the first condition of Section 15(f), SunAmerica and AIG have agreed in the Merger Agreement that, for a period of three years after the Closing, they will not take or recommend any action that would cause more than 25% of the Trustees of Seasons to be interested persons of the entity acting as Seasons' investment adviser.

    With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

    In the Merger Agreement, SunAmerica and AIG have agreed not to take or recommend any action that would constitute an unfair burden on Seasons or a Seasons Portfolio within the meaning of Section 15(f).

INFORMATION REGARDING NOMINEES

    At a meeting held on October 15, 1998, the Trustees of each Fund, including all of those Trustees who are not interested persons of SunAmerica, AIG or any Subadviser (the "Disinterested Trustees"), unanimously nominated the 4 persons described below for election as Trustees of each Fund, to take office effective upon their election. Three of the nominees are currently Trustees of each Fund. The Board of each Fund currently consists of five members, two of whom will resign effective upon the election of the nominees listed in this Proxy Statement. With respect to Seasons, the change in the composition of the Board is to ensure that at least 75% of the Board will consist of Trustees who are not interested persons of SunAmerica, AIG or any Subadviser. With respect to Anchor Pathway, since Anchor Pathway has historically had the same Board of Trustees as Seasons, two of the Trustees will resign effective upon the election of the nominees listed in this Proxy Statement in order to maintain consistency with Seasons. If elected, each nominee will serve until his or her successor is duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee.

    If any of the nominees become unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend.

    Biographical data concerning all nominees is listed below.

    PRINCIPAL OCCUPATION AND OTHER INFORMATION

    The nominee designated by an asterisk (*), James K. Hunt, is an "interested person," as that term is defined in the 1940 Act, of the Adviser because Mr. Hunt is an officer of affiliates of the Adviser.

    Unless otherwise noted, the address of each individual listed below is 1 SunAmerica Center, Los Angeles, California, 90067-6022.

NAME, AGE, AND ADDRESS                                         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------------------------------------------  --------------------------------------------------------
James K. Hunt, *47 .....................................  President of Anchor Pathway and Seasons (since [      ];
  Chairman of the Board of Trustees of Anchor Pathway       Executive Vice President, SunAmerica Investments, Inc.
  since [                 ]                                 (1993 to present); President, SunAmerica Corporate
  Trustees of Seasons since [                 ]             Finance (since January 1994); Trustee, Chairman and
                                                            President, SunAmerica Series Trust ("SAST") (since
                                                            1994).

Monica C. Lozano, 42 ...................................  Associate Publisher, LA OPINION (newspaper publishing
  3257 Purdue Avenue                                        concern) since 1995, Director, First Interstate Bank
  Los Angeles, CA 90066                                     of California from 1994-1996; Editor, LA OPINION from
                                                            1991-1995.

Allan L. Sher, 66 ......................................  Director, Board of Governors, American Stock Exchange
  Trustee of Anchor Pathway since [                 ]       (1991 to present); Trustee, SAST.
  Trustee of Seasons since [                 ]

William M. Wardlaw, 51 .................................  Partner, Freeman Spogli & Co., Incorporated (privately
  Trustee of Anchor Pathway since [                 ]       owned merchant banking firm) (1988--Present); Trustee,
  Trustee of Seasons since [                 ]              SAST.

    The Trustees of each Fund met [5] times during each of their most recent fiscal year ends. The incumbents attended [93]% of the aggregate number of meetings of the Board. Neither Fund's Board has a standing audit, nominating or compensation committee.

EXECUTIVE OFFICERS OF THE FUNDS

    Currently, the principal executive officers of each of the Funds are all officers and/or employees of Anchor National or its affiliates. The principal executive officers of each of the Funds are expected to remain the same after the Closing.

    The following table sets forth certain information furnished by each of the current principal executive officers of each of the Funds who are not listed above as nominees.

    Unless otherwise noted, the address of each individual listed below is 1 SunAmerica Center, Los Angeles, California 90067-6022.

                                                                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                   POSITION WITH THE FUNDS                    DURING PAST FIVE YEARS
------------------------------  ----------------------------------------  ----------------------------------------
Scott L. Robinson, 52.........  Senior Vice President, Treasurer and      Senior Vice President, Treasurer and
                                  Controller of each of the Funds           Controller of SAST (since 1993);
                                  (Anchor Pathway since 1991 and Seasons    Senior Vice President and Controller,
                                  since 1991                                SunAmerica (since 1991); Senior Vice
                                                                            President of Anchor National (since
                                                                            1988); Joined SunAmerica in 1978.

Susan L. Harris, 41...........  Vice President, Counsel and Secretary of  Vice President, Counsel and Secretary of
                                  each of the Funds (Anchor Pathway         SAST (since 1993); Senior Vice
                                  since [                 ] and Seasons     President (since November 1995),
                                  since [                 ])                Secretary (since 1989) and General
                                                                            Counsel-- Corporate Affairs (since
                                                                            December 1994), SunAmerica; Senior
                                                                            Vice President and Secretary, Anchor
                                                                            National (since 1990); Joined
                                                                            SunAmerica in 1985.

Peter C. Sutton, 34 ..........  Vice President of each of the Funds       Vice President and Assistant Treasurer
  The SunAmerica Center           (Anchor Pathway since October 1994 and    of SAST (since October 1994); Senior
  733 Third Avenue                Seasons since April 1997)                 Vice President, SAAMCo (since April
  New York, New York                                                        1997); Treasurer (since February
  10017-3204                                                                1996), SunAmerica Equity Funds,
                                                                            SunAmerica Income Funds and SunAmerica
                                                                            Money Market Funds, Inc. ("SunAmerica
                                                                            Mutual Funds" or "SAMF"), Anchor
                                                                            Series Trust ("AST") and Style Select
                                                                            Series, Inc. ("Style Select");
                                                                            Formerly, Vice President, SAAMCo
                                                                            (1994--1997); Controller, SAMF and AST
                                                                            (1993--1996); Joined SAAMCo in 1990.

                                                                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                   POSITION WITH THE FUNDS                    DURING PAST FIVE YEARS
------------------------------  ----------------------------------------  ----------------------------------------
Robert M. Zakem, 40 ..........  Vice President and Assistant Secretary,   Vice President and Assistant Secretary,
  The SunAmerica Center           of each of the Funds (Anchor Pathway      SAST (since April 1993); Secretary and
  733 Third Avenue                since April 1993 and Seasons since        Chief Compliance Officer, SAMF and AST
  New York, New York              April 1997)                               (since 1993) and Style Select (since
  10017-3204                                                                1996) Senior Vice President and
                                                                            General Counsel, SAAMCo (since April
                                                                            1993); Executive Vice President,
                                                                            General Counsel and Director,
                                                                            SunAmerica Capital Services, Inc.
                                                                            (since February 1993); Vice President,
                                                                            General Counsel and Assistant
                                                                            Secretary, SunAmerica Fund Services,
                                                                            Inc. (since January 1994).

    All officers of each Fund are elected annually and serve until their successors are elected and qualified.

REMUNERATION OF TRUSTEES AND OFFICERS

    Each Trustee who is not an officer or employee of Anchor National receives a fee of $8000 from Anchor Pathway and, for each meeting of the Board attended, each Trustee receives $500 from Seasons and $1250 from Anchor Pathway. In addition, each Fund pays the expenses of the Trustees that are incurred in connection with attendance of each Board meeting. Officers of the Funds receive no direct remuneration in such capacity from the Funds or the Portfolios. The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the most recently completed fiscal year.

                               COMPENSATION TABLE

                                          PENSION OR
                                          RETIREMENT
                                           BENEFITS
                                            ACCRUED                       TOTAL COMPENSATION
                           AGGREGATE      AS PART OF        ESTIMATED       FROM FUNDS AND
                         COMPENSATION        FUNDS       ANNUAL BENEFITS  FUND COMPLEX PAID
TRUSTEE                   FROM FUNDS       EXPENSES      UPON RETIREMENT     TO TRUSTEES*
-----------------------  -------------  ---------------  ---------------  ------------------
Richards D. Barger**...    $  14,500          --               --             $   23,500
William M. Wardlaw.....    $  12,750          --               --             $   21,250
Norman J. Metcalfe**...    $  14,500          --               --             $   23,500
Allan L. Sher..........    $  14,500          --               --             $   23,500

------------------------

* Information is as of March 31, 1998 for the three funds in the complex which pay fees to these Trustees (the Funds and SAST).

** Messrs. Barger and Metcalfe are currently Trustees. They are not standing for re-election.

  THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR"
                   EACH OF THE NOMINEES UNDER PROPOSAL NO. 1

 APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
         BETWEEN SEASONS AND SAAMCO ON BEHALF OF EACH SEASONS PORTFOLIO

                                 PROPOSAL NO. 2

    The Board of Seasons is submitting for approval by the shareholders of each Seasons Portfolio, a new investment advisory and management agreement (the "New Advisory Agreement") between Seasons, on behalf of each Seasons Portfolio, and SAAMCo, the terms of which are identical in all material respects to the current investment advisory and management agreement with respect to each Seasons Portfolio (the "Existing Advisory Agreement").

    As required by the 1940 Act, the Existing Advisory Agreement provides for automatic termination upon assignment. The Closing of the Merger constitutes an assignment, as that term is defined in the 1940 Act, of the Existing Advisory Agreement, and, consequently, its termination. Accordingly, a New Advisory Agreement with SAAMCo to take effect upon the Closing is being proposed for approval by the shareholders of each Seasons Portfolio, even though the agreement will be identical in all material respects to, and essentially a continuation of, the Existing Advisory Agreement with SAAMCo. (The Existing Advisory Agreement and New Advisory Agreement are sometimes collectively referred to as the "Advisory Agreements.")

    In addition, each of the current subadvisory agreements (each, an "Existing Subadvisory Agreement" and together, the "Existing Subadvisory Agreements") between SAAMCo and the respective Subadviser or Subadvisers to each Seasons Portfolio provides for termination upon termination of the Existing Advisory Agreement. Accordingly, each of the Existing Subadvisory Agreements will also terminate upon the Closing of the Merger. New Subadvisory Agreements are therefore also being separately proposed for approval by shareholders and are described in Proposal No. 3.

    Although it is anticipated that the Closing will take place subsequent to the shareholders' consideration and vote upon this Proposal No. 2 regarding the New Advisory Agreement and Proposal No. 3 regarding New Subadvisory Agreements, it is possible that due to unforeseen delays in the holding of the Meeting, the Closing will occur first. If the Closing were to occur prior to the shareholders' vote upon such Proposals, there would technically be a termination of the Existing Advisory and Subadvisory Agreements (collectively, the "Existing Agreements"). To ensure the uninterrupted receipt by the Seasons Portfolios of investment advice and management services, SAAMCo and Seasons have applied for an exemptive order (the "Exemptive Order") from the Securities and Exchange Commission (the "SEC") that would allow SAAMCo and the Subadvisers to continue to provide services to the Seasons Portfolios, with the advisory and subadvisory fees being paid into escrow during the period between the termination of the Existing Agreements and shareholder approval of the New Agreements. The fees will be released from escrow and paid to SAAMCo and the Subadvisers, respectively, only if the shareholders approve, respectively, Proposal Nos. 2 and 3. There can be no assurance that the SEC will grant the requested Exemptive Order.

APPROVAL OF THE NEW ADVISORY AGREEMENTS

    As described below, the Trustees are proposing that shareholders of each Seasons Portfolio approve a New Advisory Agreement with SAAMCo and, as described in Proposal No. 3, in connection therewith, new subadvisory agreements between SAAMCo and each Subadviser (each a "New Subadvisory Agreement," together the "New Subadvisory Agreements" and together with the New Advisory Agreements, the "New Agreements"), to become effective as of the Closing. A description of the New Advisory Agreement and the services to be provided by SAAMCo is set forth below. This description is qualified in its entirety by reference to the form of the New Advisory Agreement attached to this Proxy Statement as Exhibit A.

    As more fully described below, the proposed New Advisory Agreement, including advisory fees, is identical in all material respects to the Existing Advisory Agreement. The New Advisory Agreement differs from the Existing Advisory Agreement only with respect to the effective dates.

    At a meeting held on October 15, 1998, the Trustees, including all of the Disinterested Trustees, unanimously approved the New Agreements. In connection with this approval, the Trustees considered that the terms of the Merger Agreement do not contemplate any changes in the overall form of the advisory and subadvisory contracts, the advisory fees, or any of the Seasons Portfolio's objectives or policies. Among other things, the Trustees considered the fact that although ultimate ownership of SAAMCo's parent company will change, senior officers of SAAMCo had assured the Trustees that there would be no change in the personnel providing services to the Seasons Portfolios and no reduction in the nature or quality of those services. Senior officers of SAAMCo also informed the Trustees that they did not foresee any changes in the day-to-day operations of SAAMCo as a result of the Merger. As part of their deliberations, the Trustees also took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by SAAMCo; the amount and structure of investment advisers' fees generally and the fees payable under the New Agreements; and the organizational capability and financial condition of SAAMCo and its affiliates.

    The Trustees also took into account the financial strength of AIG, the management, personnel and operations of AIG, the commitment of AIG to the financial services industry, and the proposed structure of the Merger. The Trustees based their determinations in this regard on discussions with representatives of AIG at the meeting and a review of materials provided by AIG in connection with the meeting. The Trustees also considered the additional resources that were likely to be available to SAAMCo following the Closing.

RECOMMENDATION OF THE BOARD

    Based on the considerations set forth above, the Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of each Seasons Portfolio and its shareholders to enter into the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareholders.

INFORMATION ABOUT THE ADVISER AND AIG

    SAAMCO. SAAMCo is a Delaware corporation and an indirect, wholly owned subsidiary of Anchor National, which is an indirect wholly owned subsidiary of SunAmerica, an investment grade financial services company with approximately $55 billion in assets. SAAMCo provides investment advice and management services to Seasons, Anchor Pathway, other mutual funds and private accounts. As of June 30, 1998, SAAMCo managed, advised or administered assets of more than $15 billion. The address of SAAMCo is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The principal business address of Anchor National and SunAmerica is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. SAAMCo is the investment adviser to other investment companies as indicated in Exhibit B.

    The following chart lists the principal executive officers and directors of SAAMCo and their principal occupations, if different from their positions with
SAAMCo:

            NAME                                  POSITION WITH SAAMCO AND PRINCIPAL OCCUPATION
-----------------------------  -----------------------------------------------------------------------------------
Peter A. Harbeck.............  President, Chief Executive Officer and Director

Susan L. Harris..............  Secretary and Director; Senior Vice President, General Counsel-Corporate Affairs
                                 and Secretary, SunAmerica; Senior Vice President, Director and Secretary, Anchor
                                 National and First SunAmerica Life Insurance Company ("First SunAmerica")

Jay S. Wintrob...............  Director; Vice Chairman and Director of SunAmerica; Executive Vice President and
                                 Director of Anchor National and First SunAmerica

P. Christopher Leary.........  Executive Vice President and Director of Fixed Income

J. Steven Neamtz.............  Executive Vice President

Per Furmark..................  Senior Vice President

Vorise Midgette..............  Senior Vice President

Peter C. Sutton..............  Senior Vice President

Robert M. Zakem..............  Senior Vice President, General Counsel and Assistant Secretary

    The business address of each of the above listed persons other than Ms. Harris and Mr. Wintrob is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. The business address of Ms. Harris and Mr. Wintrob is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. In addition, Ms. Harris also serves as Vice President, Counsel and Secretary to each of the Funds; Mr. Sutton serves as Vice President of each of the Funds and Mr. Zakem serves as Vice President and Assistant Secretary of each of the Funds.

    Pursuant to the Existing Advisory Agreement dated as of August 8, 1996, SAAMCo has agreed to manage the affairs of Seasons. The Existing Advisory Agreement was last submitted to shareholders of Seasons on April 15, 1997 for the purpose of obtaining the initial shareholder approval.

    The annual advisory fees which SAAMCo is entitled to receive from the Seasons Portfolios, and which will be payable to SAAMCo following the Closing provided the New Agreement is approved by the shareholders of the Seasons Portfolios, is set forth below in the section entitled "Information About the New Advisory Agreements."

    AIG. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. Its member companies write property, casualty, marine, life and financial services insurance in approximately 130 countries and jurisdictions. At December 31, 1997, AIG and its subsidiaries had approximately 40,000 employees.

    AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global

Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

    AIG's common stock is listed on the New York Stock Exchange, as well as the stock exchanges in London, Paris, Switzerland and Tokyo. For 1997, AIG reported net income of $3.3 billion on revenues of $30.6 billion. Total assets at December 31, 1997 were $164.0 billion. For the six months ended June 30, 1998, AIG reported net income of $1.8 billion on revenues of $15.8 billion, and period-end total assets of $176.1 billion. AIG's headquarters are located at 70 Pine Street, New York, New York 10270.

INFORMATION ABOUT THE NEW ADVISORY AGREEMENT

    As stated above, the form of the New Advisory Agreement is annexed to this Proxy Statement as Exhibit A.

    The New Advisory Agreement is identical in all material respects to the Existing Advisory Agreement, and provides that SAAMCo shall act as investment adviser, manage the investments, administer the business affairs, provide office space and other facilities for the management of the affairs of Seasons, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo's officers or employees to serve without compensation as Trustees or officers. Under the Advisory Agreements, SAAMCo is authorized to retain one or more Subadvisers to make the investment decisions for the Seasons Portfolios, and to place the purchase and sale orders for portfolio transactions. Under the Advisory Agreements, Seasons agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder record keeping and shareholder account service, expense of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SAAMCo or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

    The Advisory Agreements provide that as compensation for its services, SAAMCo will receive a fee from Seasons, computed daily and payable monthly, based on the net assets of each Seasons Portfolio. The following table sets forth the rate of the advisory fee payable by each Seasons Portfolio under the Advisory Agreements and the total advisory fees received by SAAMCo from each Seasons Portfolio pursuant to the Existing Advisory Agreement for the period April 15, 1997 (commencement of operations) through March 31, 1998. The Subadvisers to the Seasons Portfolios are compensated by SAAMCo out of its advisory fees.

    The annual rate of the advisory fees under the New Advisory Agreement is the same rate that was in effect under the Existing Advisory Agreement.

                                 ADVISORY FEES

                                                            ADVISORY FEE        FISCAL YEAR
                                                         (AS A PERCENTAGE OF        END
PORTFOLIO                                                 DAILY NET ASSETS)    MARCH 31, 1998
------------------------------------------------------  ---------------------  --------------
Growth................................................   .89% of net assets      $  137,424
Moderate Growth.......................................   .85% of net assets      $  135,378
Income/Equity.........................................   .81% of net assets      $  101,740
Income................................................   .77% of net assets      $   76,624
Asset Allocation......................................   .85% of net assets.     $  208,284
Stock.................................................   .85% of net assets      $  178,227

    For the period April 15, 1997 (commencement of operations) through March 31, 1998, SAAMCo voluntarily waived fees or reimbursed expenses of each of the following Seasons Portfolios: Growth-- $23,646; Moderate Growth--$29,927; Income/Equity--$36,590; Income--$43,490; Asset Allocation-- $77,724; and Stock--$10,325.

    Under the terms of the Advisory Agreements, SAAMCo shall not be liable to Seasons, or to any other person, for any act or omission by it in the course of, or connected with, rendering services under the Advisory Agreements, except as specified in the 1940 Act or for any losses sustained by Seasons or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligation or duty.

    If approved by the shareholders, the New Advisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each Seasons Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The New Advisory Agreement also provides for automatic termination upon assignment.

BROKERAGE COMMISSIONS

    The following table sets forth the brokerage commissions paid by the Seasons Portfolios and the amounts of the brokerage commissions which were paid to affiliated broker-dealers of such Seasons Portfolios for the period April 15, 1997 (commencement of operations) through March 31, 1998.

                             BROKERAGE COMMISSIONS

                                                                 AGGREGATE
                                                 AGGREGATE      AMOUNT PAID     PERCENTAGE PAID TO
                                                 BROKERAGE     TO AFFILIATED    AFFILIATED BROKER-
PORTFOLIO                                       COMMISSIONS   BROKER- DEALERS         DEALERS
----------------------------------------------  ------------  ---------------  ---------------------
Growth........................................   $   36,894         --                  --
Moderate Growth...............................   $   31,159         --                  --
Income/Equity.................................   $   12,098         --                  --
Income........................................   $    5,374         --                  --
Asset Allocation..............................   $   84,108      $     635                 .75%
Stock.........................................   $   44,763         --                  --

   THE TRUSTEES OF SEASONS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR"
                                 PROPOSAL NO. 2

    If Proposal No. 2 is not approved by the shareholders of any Seasons Portfolio and the Closing of the Merger is not effectuated, the Trustees will determine the appropriate actions to be taken with respect to such Seasons Portfolio's advisory arrangements at that time.

             APPROVAL OR DISAPPROVAL OF NEW SUBADVISORY AGREEMENTS
                           (SEASONS PORTFOLIOS ONLY)
                                 PROPOSAL NO. 3

    The Board of Seasons is submitting for approval by the shareholders of each Seasons Portfolio, a New Subadvisory Agreement between SAAMCo and each Subadviser, the terms of which are identical in all material respects to each Existing Subadvisory Agreement.

    As described above in Proposal No. 2, each Existing Subadvisory Agreement will terminate automatically upon termination of the Existing Advisory Agreement. Accordingly, New Subadvisory Agreements between SAAMCo and each Subadviser to take effect upon the Closing are being proposed for approval by the shareholders of each Seasons Portfolio, even though those agreements will be identical in all material respects to, and essentially a continuation of, the Existing Subadvisory Agreements between SAAMCo and the respective Subadviser. (The Existing Subadvisory Agreements and the New Subadvisory Agreements are hereinafter sometimes collectively referred to as the "Subadvisory Agreements.")

    SAAMCo has obtained an exemptive order (the "Subadviser Exemptive Order") from the SEC which, among other things, would permit Seasons, subject to certain conditions, to enter into subadvisory agreements with subadvisers approved by the Board of Seasons without obtaining shareholder approval and continue the employment of existing subadvisers after events, such as the consummation of the transaction contemplated in the Merger Agreement, that would otherwise cause an automatic termination of a subadvisory agreement. However, Seasons may not currently rely on the Subadviser Exemptive Order because Seasons does not at present meet certain specified conditions outlined in the Subadviser Exemptive Application.

APPROVAL OF THE NEW SUBADVISORY AGREEMENTS

    As described below, the Trustees are proposing that shareholders of each Seasons Portfolio approve a New Subadvisory Agreement between SAAMCo and the respective Portfolio's Subadviser or Subadvisers, to become effective as of the Closing. A description of the New Subadvisory Agreements and the services to be provided by the Subadvisers is set forth below. This description is qualified in its entirety by reference to the New Subadvisory Agreements attached to this Proxy Statement as Exhibits C-1-C-4.

    As more fully described below, the proposed New Subadvisory Agreements, including subadvisory fees, are identical in all material respects to the Existing Subadvisory Agreements. The New Subadvisory Agreements differ from the Existing Subadvisory Agreements only with respect to the effective dates.

    At a meeting held on October 15, 1998, the Trustees of Seasons, including all the Disinterested Trustees, unanimously approved the New Subadvisory Agreements. In determining to approve the New Subadvisory Agreements, the Trustees evaluated the factors they deemed relevant with respect to each Seasons Portfolio, including the factors described in Proposal No. 2 with respect to the New Advisory Agreements. In addition, the Trustees considered the fact that the terms of the Merger Agreement do not contemplate any changes in the overall form of the subadvisory contracts or subadvisory fees and that the Merger will have no effect with respect to the operations of any of the Subadvisers, since they are independent of SAAMCo.

RECOMMENDATION OF THE BOARD

    Based on the considerations set forth above, the Trustees, including all of the Disinterested Trustees, unanimously determined that it was necessary and in the best interests of each Seasons Portfolio and its shareholders to enter into the New Subadvisory Agreements and to recommend approval of the New Subadvisory Agreements by shareholders.

INFORMATION ABOUT THE SUBADVISERS

    Each of the Growth, Moderate Growth, Income/Equity and Income Portfolios of Seasons has two Subadvisers: Janus and WMC. Putnam serves as Subadviser to the Asset Allocation Portfolio and T. Rowe serves as Subadviser to the Stock Portfolio.

    JANUS CAPITAL CORPORATION. One Subadviser of the Growth, Moderate Growth, Income/Equity and Income Portfolios is Janus, a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts, and, as of June 30, 1998, had assets under management of approximately $89 billion. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Janus is the investment adviser to other investment companies having a similar objective to the Janus/ Growth component of the Growth, Moderate Growth, Income/Equity and Income Portfolios as indicated in Exhibit D.

    The names, positions with Janus and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 100 Fillmore Street, Denver, Colorado 80206-4923.

NAME AND ADDRESS                                    POSITION WITH JANUS AND PRINCIPAL OCCUPATION
--------------------------------  --------------------------------------------------------------------------------
Thomas H. Bailey................  Director, President, Chairman and CEO of Janus; President, Chairman and Trustee
                                    of Janus Investment Fund; President, Chairman and Trustee of Janus Aspen
                                    Series; Director of Janus Distributors, Inc.

James P. Craig..................  Director, Vice Chairman and Chief Investment Officer of Janus; Executive Vice
                                    President and Trustee of Janus Investment Fund; Executive Vice President and
                                    Trustee of Janus Aspen Series.

Michael E. Herman...............  Independent Director of Janus; President of Kansas City Royals Baseball Team;
                                    Finance Committee Chairman of Ewing Marion Kauffman Foundation.

Thomas A. McDonnell.............  Independent Director of Janus; President of DST Technologies, Inc; President,
                                    CEO and Director of DST Systems, Inc.

Landon H. Rowland...............  Independent Director of Janus; President and CEO of Kansas City Southern
                                    Industries, Inc.

Michael Stolper.................  Independent Director of Janus; President of Stolper & Co., Inc.

    WELLINGTON MANAGEMENT COMPANY, LLP. One subadviser of the Growth, Moderate Growth, Income/ Equity and Income Portfolios is WMC, a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1998, WMC had discretionary management authority with respect to $186.5 billion of assets. WMC is managed by its active partners.

    WMC is the investment adviser to other investment companies having a similar objective to the WMC/Fixed Income component of the Growth, Moderate Growth, Income/Equity and Income Portfolios as indicated in Exhibit E.

    The following individuals were managing partners of WMC as of September 30, 1998 and may be reached at the principal offices of the firm: Robert W. Doran, Duncan M. McFarland and John Ryan.

    The following individuals were general partners and Senior Vice Presidents of WMC as of September 30, 1998, and may be reached at the principal offices of the firm: Kenneth L. Abrams, Nicholas C. Adams, Rand L. Alexander, Deborah L. Allinson, James H. Averill, Karl E. Bandtel, Marie-Claude Bernal, William N. Booth, Paul Braverman, Robert A. Bruno, Pamela Dippel, Robert W. Doran, Charles
T. Freeman, Laurie A. Gabriel, Frank J. Gilday, John H. Gooch, Nicholas P. Greville, Paul J. Hamel, William C.S. Hicks, Paul D. Kaplan, John C. Keogh, George C. Lodge, Jr., Nancy T. Lukitsh, Mark T. Lynch, Christine S. Manfredi, Patrick J. McCloskey, Earl E. McEvoy, Duncan M. McFarland, Paul M. Mecray, III, Matthew E. Megargel, James N. Mordy, Diane C. Nordin, Stephen T. O'Brien, Edward
P. Owens, Saul J. Pannell, Thomas L. Pappas, David M. Parker, Jonathan M. Payson, Stephen M. Pazuk, Robert D. Rands, Eugene E. Record, Jr., John R. Ryan, Joseph H. Schwartz, David W. Scudder, Binkley C. Shorts, Trond Skramstad, Catherine A. Smith, Stephen A. Soderberg, Harriet T. Taggart, Perry M. Traquina, Gene R. Tremblay, Mary Ann Tynan, Clare Villari, Ernst H. von Metzsch, James L. Walters, Kim Williams and Frank V. Wisneski.

    T. ROWE PRICE ASSOCIATES, INC. The Subadviser of the Stock Portfolio is T. Rowe, a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr.,
T. Rowe and its affiliates managed assets in excess of $140 billion as of June 30, 1998. T. Rowe is a publicly traded company. T. Rowe is the investment adviser to other investment companies having a similar objective to the Stock Portfolio as indicated in Exhibit F.

    The names, positions with T. Rowe and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME AND ADDRESS                                               POSITION WITH T. ROWE AND PRINCIPAL OCCUPATION
--------------------------------------------------------  --------------------------------------------------------
James E. Halbkat, Jr. ..................................  Director of T. Rowe; President of U.S. Monitor
  P.O. Box 23109                                            Corporation.
  Hilton Head Island, South Carolina 29925

Richard L. Menschel ....................................  Director of T. Rowe; limited partner of The Goldman
  85 Broad Street                                           Sachs Group, L.P.
  2nd Floor
  New York, New York 10004

John W. Rosenblum ......................................  Director of T. Rowe; Dean of the Jepson School of
  University of Richmond                                    Leadership Studies at the University of Richmond;
  Richmond, Virginia 23173                                  Director of Comdial Corporation; Director of Cone
                                                            Mills Corporation; and Director of Providence Journal
                                                            Company.

NAME AND ADDRESS                                               POSITION WITH T. ROWE AND PRINCIPAL OCCUPATION
--------------------------------------------------------  --------------------------------------------------------
Robert L. Strickland ...................................  Director of T. Rowe; retired as Chairman of Lowe's
  604 Two Piedmont Plaza Building                           Companies, Inc., as of January 31, 1998; Director of
  Winston-Salem, North Carolina 27104                       Hannaford Bros., Co.

Philip C. Walsh ........................................  Director of T. Rowe; Consultant to Cyprus Amax Minerals
  Pleasant Valley                                           Company; Director of Piedmont Mining Company, Inc.
  Peapack, New Jersey 07977

Anne Marie Whittemore ..................................  Director of T. Rowe; Partner of the law firm of McGuire,
  One James Center                                          Woods, Battle & Boothe; Director of Owens & Minor,
  Richmond, Virginia 23219                                  Inc., USF&G Corporation, the James River Corporation
                                                            of Virginia, and Albemarle Corporation.

James S. Riepe..........................................  Vice-Chairman of the Board, Director, and Managing
                                                            Director of T. Rowe; Chairman of the Board of T. Rowe
                                                            Price (Canada), Inc., T. Rowe Price Investment
                                                            Services, T. Rowe Price Investment Technologies, Inc.,
                                                            T. Rowe Price Retirement Plan Services, Inc., T. Rowe
                                                            Price Services, Inc., and T. Rowe Price Trust Company;
                                                            Director of Price-Fleming, General Re Corporation, T.
                                                            Rowe Price Insurance Agency, Inc.; Director and Vice
                                                            President of T. Rowe Price Stable Asset Management,
                                                            Inc.; Director and President of TRP Distribution, Inc.
                                                            and TRP Suburban Second, Inc.

George A. Roche.........................................  Chairman of the Board, President, and Managing Director
                                                            of T. Rowe; Chairman of the Board of TRP Finance,
                                                            Inc.; Director of T. Rowe Price Retirement Plan
                                                            Services, Inc., T. Rowe Price Strategic Partners,
                                                            Inc., and TRP Suburban, Inc.; Director and Vice
                                                            President of Price-Fleming, T. Rowe Price Threshold
                                                            Fund, Inc., and TRP Suburban Second, Inc.

M. David Testa..........................................  Vice-Chairman of the Board, Chief Investment Officer,
                                                            and Managing Director of T. Rowe; Chairman of the
                                                            Board of Price-Fleming; President and Director of T.
                                                            Rowe Price (Canada), Inc.; Director and Vice President
                                                            of T. Rowe Price Trust Company; Director of TRPH
                                                            Corporation.

Henry H. Hopkins........................................  Director and Managing Director of T. Rowe; Director of
                                                            T. Rowe Price Insurance Agency, Inc.; Vice President
                                                            and Director of T. Rowe Price Investment Services,
                                                            Inc., T. Rowe Price Services, Inc., T. Rowe Price
                                                            Threshold Fund Associates, Inc., TRP Distribution,
                                                            Inc., and TRPH Corporation; Vice President of
                                                            Price-Fleming.

NAME AND ADDRESS                                               POSITION WITH T. ROWE AND PRINCIPAL OCCUPATION
--------------------------------------------------------  --------------------------------------------------------
James A. C. Kennedy III.................................  Director and Managing Director of T. Rowe; President and
                                                            Director of T. Rowe Price Strategic Partners
                                                            Associates, Inc.; Director and Vice President of T.
                                                            Rowe Price Threshold Fund Associates, Inc.

John H Laporte, Jr......................................  Director and Managing Director of T. Rowe.

William T. Reynolds.....................................  Director and Managing Director of T. Rowe; Chairman of
                                                            the Board of T. Rowe Price Stable Asset Management;
                                                            Director of TRP Finance, Inc.

Brian C. Rogers.........................................  Director and Managing Director of T. Rowe; Vice
                                                            President of T. Rowe Price Trust Company

Charles P. Smith........................................  Managing Director of T. Rowe; and Vice President of
                                                            Price-Fleming.

Peter Van Dyke..........................................  Managing Director of T. Rowe; Vice President of
                                                            Price-Fleming, T. Rowe Price (Canada), Inc., T. Rowe
                                                            Price Stable Asset Management, and T. Rowe Price Trust
                                                            Company.

Edward C. Bernard.......................................  Managing Director of T. Rowe; Director and President of
                                                            T. Rowe Price Insurance Agency and T. Rowe Price
                                                            Investment Services, Inc.; Director of T. Rowe Price
                                                            Services, Inc.; and Vice President of TRP
                                                            Distribution, Inc.

Stephen W. Boesel.......................................  Managing Director of T. Rowe and Vice President of T.
                                                            Rowe Price Trust Company

Edmund M. Notzon........................................  Managing Director of T. Rowe and Vice President of T.
                                                            Rowe Price Trust Company

Richard T. Whitney......................................  Managing Director of T. Rowe and Vice President of T.
                                                            Rowe Price Trust Company

Michael A. Goff.........................................  Managing Director of T. Rowe; Director and President of
                                                            T. Rowe Price Investment Technologies, Inc.

Andrew C. Goresh........................................  Managing Director of T. Rowe; Director and Vice
                                                            President of TRP Suburban, Inc. and TRP Suburban
                                                            Second, Inc.

George A. Murnaghan.....................................  Managing Director of T. Rowe; Executive Vice President
                                                            of Price-Fleming; Vice President of T. Rowe Price
                                                            Trust Company.

R. Todd Ruppert.........................................  Managing Director of T. Rowe; Director and President of
                                                            TRPH Corporation; Vice President of T. Rowe Price
                                                            Retirement Plan Services, Inc. and T. Rowe Price Trust
                                                            Company.

NAME AND ADDRESS                                               POSITION WITH T. ROWE AND PRINCIPAL OCCUPATION
--------------------------------------------------------  --------------------------------------------------------
Charles E. Vieth........................................  Managing Director of T. Rowe; Director and President of
                                                            T. Rowe Price Retirement Plan Services, Inc.; Director
                                                            and Vice President of T. Rowe Price Services, Inc. and
                                                            T. Rowe Price Investment Services, Inc.; Vice
                                                            President of TRP Distribution, Inc. and T. Rowe Price
                                                            (Canada), Inc.

Alvin M. Younger, Jr....................................  Chief Financial Officer, Managing Director, Secretary,
                                                            and Treasurer of T. Rowe; Secretary and Treasurer for
                                                            Price-Fleming, T. Rowe Price (Canada), Inc., T. Rowe
                                                            Price Insurance Agency, Inc., T. Rowe Price Investment
                                                            Services, Inc., T. Rowe Price Investment Technologies,
                                                            Inc., T. Rowe Price Recovery Fund Associates, Inc., T.
                                                            Rowe Price Retirement Plan Services, Inc., T. Rowe
                                                            Price Services, Inc., T. Rowe Price Stable Asset
                                                            Management, Inc., T. Rowe Price Strategic Partners
                                                            Associates, Inc., T. Rowe Price Trust Company, TRP
                                                            Distribution, Inc., and TRPH Corporation; Treasurer
                                                            and Clerk of T. Rowe Price Insurance Agency of
                                                            Massachusetts, Inc.; Director, Vice President,
                                                            Treasurer, and Secretary of TRP Suburban, Inc., and
                                                            TRP Suburban Second, Inc.; and Director of TRP
                                                            Finance, Inc.

Preston G. Athey........................................  Managing Director of T. Rowe

Brian W. H. Berghuis....................................  Managing Director of T. Rowe

Mary J. Miller..........................................  Managing Director of T. Rowe

Charles A. Morris.......................................  Managing Director of T. Rowe

    PUTNAM INVESTMENT MANAGEMENT, INC. The Subadviser of the Asset Allocation Portfolio is Putnam, a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed approximately $252 billion as of September
[ ] 1998. Putnam is a subsidiary of Putnam Investments, Inc., which, other than a minority interest owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is the investment adviser to other investment companies having a similar objective to the Asset Allocation Portfolio as indicated in Exhibit G.

    The names, positions with Putnam and principal occupations of the persons who are its principal executive officers and its directors are as shown below. Unless otherwise indicated, the business address of each such person is One Post Office Square, Boston, Massachusetts.

NAME AND ADDRESS                                 POSITION WITH PUTNAM AND PRINCIPAL OCCUPATION
---------------------------  -------------------------------------------------------------------------------------
Lawrence J. Lasser.........  President, Chief Executive Officer and Director

George Putnam..............  Director and Chairman of the Putnam Funds

Gordon H. Silver...........  Director, Senior Managing Director and Senior Administrative Officer

INFORMATION ABOUT THE NEW SUBADVISORY AGREEMENTS

    As stated above, the New Subadvisory Agreements are annexed to this Proxy Statement as Exhibits C-1-C-4. Under each New Subadvisory Agreement, which is identical in all material respects to each respective Portfolio's Existing Subadvisory Agreement, the Subadviser will manage the investment and reinvestment of the assets of the respective Portfolio or portion of the Portfolio for which it is responsible, subject to the policies of the Board and oversight and review of SAAMCo, which pays the Subadvisers' fees.

    The following table sets forth the fees that the Adviser pays each Subadviser under the Subadvisory Agreements on a monthly basis with respect to each applicable Portfolio for which the Subadviser performs services, computed on average daily net assets, at an annual rate, and the total subadvisory fees paid to the Subadviser pursuant to the Existing Subadvisory Agreement for the period April 15, 1997 (commencement of operations) through March 31, 1998.

    The rate of the subadvisory fees under the New Subadvisory Agreements is the same rate that was in effect under the Existing Subadvisory Agreements.

                                SUBADVISORY FEES

                                              PERIOD APRIL
                                               15, 1997-
SUBADVISER               PORTFOLIO           MARCH 31, 1998       FEE (AS A PERCENTAGE OF DAILY NET ASSETS)
---------------  --------------------------  --------------  ---------------------------------------------------
Janus*           Growth                        $   37,947              .60% on the first $200 million
                 Moderate Growth               $   27,549                      .55% thereafter
                 Income/Equity                 $   14,021
                 Income                        $    4,971

WMC*             Growth                        $    6,813              .225% on the first $100 million
                 Moderate Growth               $   12,720              .125% on the next $100 million
                 Income/Equity                 $   15,084                      .10% thereafter
                 Income                        $   16,688

T. Rowe          Stock Portfolio               $  104,733               .50% on the first $40 million
                                                                               .40% thereafter

Putnam           Asset Allocation              $  134,772              .55% on the first $150 million
                                                                        .50% on the next $150 million
                                                                               .40% thereafter

------------------------

* The Subadvisers' Fee is computed based on the aggregate net assets of Growth, Moderate Growth, Income/Equity and Income Portfolios.

    Under the terms of the Subadvisory Agreements, the Subadvisers, and their respective officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the respective Subadviser will not be liable for any acts or omissions in the course of or connected with the services rendered under the respective agreements, except where the act or omission results from willful misfeasance, bad faith, gross negligence or reckless disregard of their duties and obligations thereunder.

    If approved by the Shareholders, each New Subadvisory Agreement will continue in effect for a period of two years from the Closing, and from year to year thereafter as to each applicable Portfolio for so long as such renewal is specifically approved at least annually by (i) the vote of a majority of the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the New Subadvisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The New Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the New Advisory Agreement of the respective Portfolio. The New Subadvisory Agreements may be terminated by Seasons, the Adviser or the respective Subadviser upon the specified written notice contained in the Agreement.

    Certain information concerning the Existing Subadvisory Agreements, including the date of the most recent approval by shareholders and Trustees, is set forth in Exhibit H.

        THE TRUSTEES OF SEASONS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                           VOTE "FOR" PROPOSAL NO. 3

    If Proposal No. 3 is not approved by the shareholders of any Seasons Portfolio and the transactions contemplated by the Merger Agreement are otherwise consummated, the Trustees will determine the appropriate actions to be taken with respect to such Seasons Portfolio's subadvisory arrangements at that time.

                            ------------------------

             APPROVAL OR DISAPPROVAL OF PROPOSALS TO CHANGE CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

                               PROPOSAL NO. 4(a)
  PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE
                  ABILITY TO ENGAGE IN BORROWING TRANSACTIONS
                           (SEASONS PORTFOLIOS ONLY)

    The Board of Seasons is submitting for approval by shareholders of each Seasons Portfolio a proposal to amend the fundamental investment restriction relating to borrowing transactions in order to permit each Seasons Portfolio to borrow money from other mutual funds in the SunAmerica complex (the "Affiliate Funds"), subject to receipt of appropriate exemptive relief from the SEC. The Board of Seasons approved this proposal at a meeting held on October 15, 1998.

    For the reasons described below, Seasons' Trustees recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

    If the proposed changes to each Seasons Portfolio's fundamental investment restrictions are approved by shareholders at the Meeting, Seasons' prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 4(a) will not result in a change to the investment objective or operating procedure of any Seasons Portfolio.

PROPOSED CHANGE

    Amending a portion of each Seasons Portfolio's fundamental investment restriction relating to borrowing transactions by, in each case, adding a clause permitting interfund borrowing (which is bolded for ease of reference) or taking out the reference to borrowing "from a bank," as follows:

                  CURRENT FUNDAMENTAL                                       PROPOSED FUNDAMENTAL
                 INVESTMENT RESTRICTION                                    INVESTMENT RESTRICTION
--------------------------------------------------------  --------------------------------------------------------
Each Portfolio may not:                                   Each Portfolio may not:

Borrow money, except that (i) each Portfolio may borrow   Borrow money, except that (i) each Portfolio may borrow
  FROM BANKS ... for temporary or emergency purposes,...    ... for temporary or emergency purposes,...

    Upon approval of this Proposal, portions of the existing fundamental investment restrictions of each Seasons Portfolio relating to borrowing transactions will be replaced with the applicable portions of the proposed fundamental investment restrictions, each as set forth above. Those portions of the existing fundamental investment restrictions that are not described above will not be affected by the adoption of this Proposal.

DISCUSSION

    The proposed change to each applicable Portfolio's fundamental investment restriction would allow each applicable Portfolio to borrow from persons other than banks, to the extent consistent with applicable law. The proposed changes are designed to permit each applicable Portfolio the greatest degree of flexibility permitted by law in pursuing its investment program.

    Current law prohibits a Portfolio from borrowing other than from banks. Accordingly, a Portfolio may not borrow from an Affiliate Fund. If the proposed amendments to each Seasons Portfolio's fundamental investment restrictions on borrowing are approved by shareholders, then Seasons, on behalf of the Portfolios, may apply to the SEC for an exemption from this prohibition on interfund borrowing. There is, of course, no assurance that the SEC would grant such request. If the SEC did grant the request, each Seasons Portfolio would be allowed to borrow from other Affiliate Funds. The Adviser and each Board believes that the ability to engage in borrowing transactions with participating Affiliate Funds as part of a program, referred to as the "interfund lending program," may allow a Portfolio to obtain lower interest rates on money borrowed for temporary or emergency purposes.

    When a Portfolio is required to borrow money, under the 1940 Act it may do so only from banks. When a Portfolio borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendments are approved (and an SEC exemptive order is granted), eligible Affiliate Funds would be permitted to participate in an interfund lending program to allow various Affiliate Funds, through a master loan agreement to lend available cash to, and borrow from, other Affiliate Funds. Each lending fund could lend available cash to another Affiliate Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates. Thus, each Affiliate Fund would participate in the interfund lending program only when it would be in such fund's economic best interest to do so.

    In determining to recommend the proposed amendments to shareholders for approval, the Adviser discussed with each Board the possible risks to a Portfolio of participating in the interfund lending program. The Adviser has indicated that it does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments.

There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Affiliate Fund. A Portfolio will participate in the interfund lending program only if its Board considers that the benefits to the Portfolio of participating in the program outweigh the possible risks of such participation.

    As discussed above, in order to permit each Seasons Portfolio to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendments are approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Affiliate Fund. As previously noted, if exemptive relief from the SEC is not granted, no Portfolio will be able to engage in the interfund lending program even though shareholders have approved this proposal. No prediction can be made as to whether the SEC would grant such relief.

    In this proposal, shareholders are being asked to approve an amendment to each Seasons Portfolio's fundamental investment restriction on borrowing. Shareholders are also being asked to vote separately on an amendment to each Seasons Portfolio's fundamental investment restriction on lending (see Proposal No. 4(b)). If both amendments are adopted, each Seasons Portfolio, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower. If only one of the two proposals is adopted, then such Portfolio's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

    Each Board believes the proposed amendments may benefit each Seasons Portfolio by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements by borrowing money from other Affiliate Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to each Seasons Portfolio and to other Affiliate Funds.

                               PROPOSAL NO. 4(b)
                  PROPOSAL CHANGING THE FUNDAMENTAL INVESTMENT
                        RESTRICTION WITH RESPECT TO THE
                   ABILITY TO ENGAGE IN LENDING TRANSACTIONS
                           (SEASONS PORTFOLIOS ONLY)

    The Board of Seasons is submitting for approval by shareholders of each Seasons Portfolio a proposal to amend the fundamental investment restriction relating to lending transactions in order to permit each Seasons Portfolio to participate in interfund lending transactions as described in Proposal No. 4(a). The Board of Seasons approved this proposal at a meeting held on October 15, 1998.

    For the reasons described below, Seasons' Trustees recommend that shareholders approve the proposed amendment. Fundamental investment restrictions may be changed only with shareholder approval.

    If the proposed changes to each of the Seasons Portfolio's fundamental investment restrictions are approved by shareholders at the Meeting, Seasons' prospectus and statement of additional information will be revised as appropriate to reflect the changes. This Proposal No. 4(b) will not result in a change to the investment objective or operating procedure of any Seasons Portfolio.

PROPOSED CHANGE

    Amending each Seasons Portfolio's fundamental investment restriction relating to lending transactions by, in each case, adding a clause (which is bolded for ease of reference) permitting interfund lending, as follows:

                  CURRENT FUNDAMENTAL                                       PROPOSED FUNDAMENTAL
                 INVESTMENT RESTRICTION                                    INVESTMENT RESTRICTION
--------------------------------------------------------  --------------------------------------------------------
Each Portfolio may not:                                   Each Portfolio may not:

Make loans to others except for ... and (c) the lending   Make loans to others except for ... (c) the lending of
  of its portfolio securities.                              its portfolio securities; AND (D) PARTICIPATING IN AN
                                                            INTERFUND LENDING PROGRAM WITH OTHER FUNDS THAT ARE IN
                                                            THE SUNAMERICA COMPLEX.

    Upon approval of this Proposal, the existing fundamental investment restriction of each Seasons Portfolio relating to lending transactions will be amended by adding the bolded portions of the proposed fundamental investment restrictions, as set forth above. No other portions of the existing fundamental investment restrictions will be affected by the adoption of this Proposal.

DISCUSSION

    The proposed amendment to each applicable Portfolio's fundamental investment restriction would allow a Portfolio to participate in an interfund lending program with other Affiliate Funds. The nature of this program and the risks associated with each applicable Portfolio's participation therein are set forth under Proposal No. 4(a). Shareholders are being asked to consider, and vote separately, on each applicable Portfolio's participation in the interfund lending program as a borrower and as a lender.

    The Board believes that the interfund lending program: (i) may benefit each Seasons Portfolio by providing it with greater flexibility to engage in lending transactions; and (ii) could facilitate each Seasons Portfolio's ability to earn a higher return on short-term investments by allowing it to lend cash to other Affiliate Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to Seasons, on behalf of the Portfolios and to other Affiliate Funds. Seasons has not yet applied for such order and there can be no assurance that any such order would be granted, even if applied for.

              THE TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH ITEM IN PROPOSAL NO. 4

    If one or more of the changes contemplated by Proposal No. 4 are not approved by the shareholders of one of the applicable Portfolios, the related existing fundamental restriction(s) of that Portfolio will continue in effect for that Portfolio. Disapproval of all or part of Proposal No. 4 by shareholders of one Portfolio will not affect any approvals of Proposal No. 4 that are obtained with respect to any other Portfolio.

                          RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS
                          (ANCHOR PATHWAY AND SEASONS)
                                 PROPOSAL NO. 5

    Subject to ratification by the shareholders at the Meeting, the Trustees including all of the Disinterested Trustees, at a meeting held October 15, 1998, approved the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ending November 30, 1999 for Anchor Pathway and March 31, 1999 for Seasons.

    The firm of PricewaterhouseCoopers LLP, and its predecessor entity has extensive experience in investment company accounting and auditing and has served as independent accountants to the Funds since their inception. The financial statements included in each Fund's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

    PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with a Fund in any capacity other than as independent accountants.

       THE TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                           VOTE "FOR" PROPOSAL NO. 5

                                 OTHER MATTERS

    The Trustees know of no matters to be presented at the Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Meeting, it is intended that the proxies will vote thereon in their discretion.

                              GENERAL INFORMATION

SHAREHOLDER PROPOSALS AND SHAREHOLDER MEETINGS

    Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Boards do not intend to hold annual meetings of shareholders of each Fund. The Board will call meetings of shareholders as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Fund) or as they may determine in their discretion. The Board will call a meeting of shareholders to elect additional Trustees if more than 50% of the Trustees were not elected by shareholders. Each Fund's By-laws requires the Board to call a meeting of shareholders of a Fund when requested to do so by shareholders holding a majority of the outstanding shares of beneficial interest of each respective Fund, provided that, pursuant to Section 16(c) of the 1940 Act, a meeting requested exclusively for the stated purpose of removing a Trustee shall be called when requested in writing to do so by the record holders of not less than 10% of the outstanding shares. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Fund, such proposal must be received by the Fund a reasonable time before the solicitation is to be made.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

    EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS TO CONTRACT OWNERS OF THE FUND. COPIES OF SUCH REPORTS MAY BE OBTAINED BY CONTACTING EACH FUND IN WRITING AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT, OR BY CALLING 1-800-445-7862.

    CONTRACT OWNERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARDS AND RETURN THEM PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. CONTRACT OWNERS ALSO HAVE THE OPTION TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE INSERT ACCOMPANYING THE VOTING INSTRUCTION CARD(S).

                                          Board of Trustees,

                                          Anchor Pathway Fund

                                          Seasons Series Trust

November [   ], 1998

EXHIBIT LIST

EXHIBIT A       --      Form of New Advisory Agreement

EXHIBIT B       --      Mutual Funds Advised by SAAMCo

EXHIBIT C-1     --      New Subadvisory Agreement Between SAAMCo and Janus

EXHIBIT C-2     --      New Subadvisory Agreement Between SAAMCo and WMC

EXHIBIT C-3     --      New Subadvisory Agreement Between SAAMCo and T. Rowe

EXHIBIT C-4     --      New Subadvisory Agreement Between SAAMCo and Putnam

EXHIBIT D       --      Other Mutual Funds Advised by Janus with a Similar Investment Objective to the Janus/ Growth Component of the Growth, Moderate Growth, Income/Equity and
                        Income Portfolios

EXHIBIT E       --      Other Mutual Funds Advised by WMC with a Similar Investment Objective to the
                        WMC/ Fixed Income Component of the Growth, Moderate Growth, Income/Equity and
                        Income Portfolios

EXHIBIT F       --      Other Mutual Funds Advised by T. Rowe with a Similar Investment Objective to the Stock Portfolio

EXHIBIT G       --      Other Mutual Funds Advised by Putnam with a Similar Investment Objective to the Asset Allocation: Diversified Growth Portfolio

EXHIBIT H       --      Certain Information Regarding Existing Subadvisory Agreements with Respect to the Seasons Portfolios

                                                                       EXHIBIT A

                                   [FORM OF]
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of between SEASONS SERIES TRUST, a Massachusetts business trust (the "Trust") and SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser" or "SAAMCo").

    In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                                       1.

    THE TRUST'S PORTFOLIOS. The Trust is authorized to issue shares in separate series, with each series representing interests in a separate portfolio of securities and other assets, and currently offers shares of the series set forth in Schedule A attached hereto (the "Portfolios"). It is recognized that additional Portfolios may be added and certain current Portfolios may be deleted in the future.

                                       2.

    DUTIES OF THE ADVISER. The Adviser shall manage the affairs of the Trust as set forth herein, either by taking such actions itself or by delegating its duties to a subadviser pursuant to a written subadvisory agreement. Such duties shall include, but not limited to, continuously providing the Trust with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio of the Trust and making purchases and sales of securities on behalf of each Portfolio. The Adviser's management shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and restrictions for each such Portfolio set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Portfolios) and such executive and other personnel as shall be necessary for the operations of each Portfolio, (ii) be responsible for the financial and accounting records required to be maintained by each Portfolio (including those maintained by the Trust's custodian), (iii) oversee the performance of services provided to each Portfolio by others, including the custodian, transfer agent, shareholder servicing agent and subadviser, if any. The Trust acknowledges that the Adviser also acts as the manager of other investment companies; (iv) together with the assistance of affiliates, (a) evaluate the subadviser, if any, and advise the Trustees of the subadviser(s) which the Adviser believes is/are best suited to invest the assets of each Portfolio, (b) monitor and evaluate the investment performance of each subadviser employed by the Trust, (c) allocate the portion of each Portfolio's assets to be managed by each subadviser; and (d) shall recommend changes of or the addition of subadvisers when appropriate.

    The Adviser may delegate certain of its duties under this Agreement with respect to a Portfolio to a subadviser pursuant to a written agreement, subject to the approval of the Trustees as required by the Act. The Adviser may, as it deems necessary or appropriate from time to time, (i) terminate a subadvisory arrangement with respect to a Portfolio, or a component of the assets thereof, and engage a new subadviser for such Portfolio, or component thereof, or (ii) amend the agreement between itself and a subadviser, without obtaining shareholder approval in either case; PROVIDED, HOWEVER, that any such new subadvisory arrangement or amendment to an existing arrangement be approved by the Trustees in the manner required by either Act or order of the Securities and Exchange Commission exempting the Adviser and the

Trust from the provisions of Section 15(a) of the Act relating to the engagement of subadvisers for the Portfolios. The Adviser is solely responsible for payment of any fees or other charges to a subadviser arising from such delegation and the Trust shall have no liability therefor.

                                       3.

    EXPENSES. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premium dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

                                       4.

    COMPENSATION. (a) As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the amounts set forth in Schedule A attached hereto calculated in accordance with the average daily net assets of the indicated Portfolio.

    To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Portfolio in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), the Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Portfolio shall include the compensation of the Adviser and all normal expenses, fees and charges, but shall exclude interest, taxes, brokerage fees on portfolio transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In addition, from time to time the Adviser may waive fees or reimburse expenses with respect to a Portfolio in order that its expense ratio not exceed a specified amount as set forth in the Portfolio's prospectus. In the event any amounts are so waived or contributed by the Adviser to the Trust, the Trust agrees to reimburse the Adviser, within a two-year period after such waiver, any expenses waived, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

    The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be that determined in the manner and on the dates set forth in the current prospectus of the Trust and, on days on which the net assets are not so determined, the net asset computation to be used shall be as determined on the next day on which the net assets shall have been determined.

    (b) Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                                       5.

    PURCHASE AND SALE OF SECURITIES. The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policies with respect to portfolio transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

    Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security and economic analysis.

                                       6.

    TERM OF AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date approved by the Trustees of the Trust in respect of such Portfolio, and from year to year thereafter so long as such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Portfolio with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Portfolio by the vote of a majority of the outstanding voting securities of that Portfolio, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Portfolio notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Portfolio, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                       7.

    TERMINATION. This Agreement may be terminated at any time as to a Portfolio, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Portfolio on sixty (60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                       8.

    REPORTS. The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Board may deem appropriate in order to enable the Trust to determine that the investment policies of each Portfolio are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

                                       9.

    RECORDS. The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents as to constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Adviser hereby undertakes and agrees to maintain in the form and for the periods required by Rule 31a-2 under the Act, all records relating to the Portfolio's investments that are required to be maintained pursuant to the requirements of Rule 31a-1 of the Act.

    The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Portfolio shall, at all times, remain the property of the Trust.

                                      10.

    LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability under
Section 36(b) of the Act, the Trust shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Adviser's conduct under this Agreement.

    Indemnification to the Adviser or any of its personnel or affiliates shall be made when (A) a final decision on the merits rendered, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (B) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers, subadvisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (i) the person to be indemnified shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                      11.

    MISCELLANEOUS. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

    The Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the

Trust or any Portfolio; but that the Trust Estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of the Trust individually.

    IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                SEASONS SERIES TRUST

                                By:
                                     -----------------------------------------

                                SUNAMERICA ASSET MANAGEMENT CORP.

                                By:
                                     -----------------------------------------

                                   SCHEDULE A

                                                                                                     FEE RATE
                                                                                                (AS A % OF AVERAGE
                                                                                                  DAILY NET ASSET
FUND                                                                                                  VALUE)
---------------------------------------------------------------------------------------------  ---------------------
Multi-Managed Growth Portfolio...............................................................             .89%

Multi-Managed Moderate Growth Portfolio......................................................             .85%

Multi-Managed Income/Equity Portfolio........................................................             .81%

Multi-Managed Income Portfolio...............................................................             .77%

Asset Allocation: Diversified Growth Portfolio...............................................             .85%

Stock Portfolio..............................................................................             .85%

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
             FOR FUNDS ADVISED BY SUNAMERICA ASSET MANAGEMENT CORP.

                                                          NET ASSETS                   ANNUAL ADVISORY
                                                     (AS OF SEPTEMBER 30,            FEE AS A PERCENTAGE
FUND                                                        1998)                       OF NET ASSETS
-------------------------------------------------  ------------------------  ------------------------------------
DOMESTIC EQUITY FUNDS

ANCHOR SERIES TRUST*

  Capital Appreciation Portfolio.................     $      822,618,819     0.750% on first $100 million
                                                                             0.675% on next $150 million
                                                                             0.625% on next $250 million
                                                                             0.600% thereafter

  Growth Portfolio...............................     $      531,472,722     0.750% on first $250 million
                                                                             0.675% on next $250 million
                                                                             0.600% thereafter

  Growth and Income Portfolio....................     $       43,419,683     0.700% on first $100 million
                                                                             0.650% on next $150 million
                                                                             0.600% on next $250 million
                                                                             0.575% thereafter

SEASONS SERIES TRUST*

  Multi-Managed Growth Portfolio.................     $       45,882,835     0.89%

  Multi-Managed Moderate Growth Portfolio........     $       49,135,686     0.85%

  Stock Portfolio................................     $        62,369024     0.85%

STYLE SELECT SERIES, INC.

  Aggressive Growth Portfolio....................     $      136,431,133+    1.000% on first $750 million
                                                                             0.950% on next $750 million
                                                                             0.900% thereafter

  Focus Portfolio................................     $       95,231,521+    0.850%

  Large-Cap Blend Portfolio......................     $       26,602,315+    1.000%

  Large-Cap Growth Portfolio.....................     $       42,285,010+    1.000%

  Large-Cap Value Portfolio......................     $       42,242,450+    1.000%

  Mid-Cap Growth Portfolio.......................     $       89,403,531+    1.000% on first $750 million
                                                                             0.950% on next $750 million
                                                                             0.900% thereafter

  Small-Cap Value Portfolio......................     $       44,535,215+    1.000%

  Value Portfolio................................     $      183,288,467+    1.000% on first $750 million
                                                                             0.950% on next $750 million
                                                                             0.900% thereafter

                                                          NET ASSETS                   ANNUAL ADVISORY
                                                     (AS OF SEPTEMBER 30,            FEE AS A PERCENTAGE
FUND                                                        1998)                       OF NET ASSETS
-------------------------------------------------  ------------------------  ------------------------------------
SUNAMERICA EQUITY FUNDS

  SunAmerica Blue Chip Growth Fund...............     $      108,376,466     0.750% on first $350 million
                                                                             0.700% on next $350 million
                                                                             0.650% thereafter

  SunAmerica Growth and Income Fund..............     $      136,984,018+    0.750% on first $350 million
                                                                             0.700% on next $350 million
                                                                             0.650% thereafter

  SunAmerica Mid-Cap Growth Fund.................     $       48,218,491     0.750% on first $350 million
                                                                             0.700% on next $350 million
                                                                             0.650% thereafter

  SunAmerica Small-Company Growth Fund...........     $      167,744,383     0.750% on first $350 million
                                                                             0.700% on next $350 million
                                                                             0.650% thereafter

  "Dogs" of Wall Street Fund.....................     $       56,146,950     0.35%

SUNAMERICA SERIES TRUST*

  Alliance Growth Portfolio......................     $    1,092,068,236     0.70% on first $50 million
                                                                             0.65% on next $100 million
                                                                             0.60% on next $150 million
                                                                             0.55% on next $200 million
                                                                             0.50% thereafter

  Aggressive Growth Portfolio....................     $      103,369,840     0.75% on first $100 million
                                                                             0.675% on next $150 million
                                                                             0.625% on next $250 million
                                                                             0.60% thereafter

  "Dogs" of Wall Street Portfolio................     $       44,171,974     0.60%

  Growth-Income Portfolio........................     $      808,122,639     0.70% on first $50 million
                                                                             0.65% on next $100 million
                                                                             0.60% on next $150 million
                                                                             0.55% on next $200 million
                                                                             0.50% thereafter

  Growth/Phoenix Investment Counsel Portfolio....     $      218,272,854     0.35% on first $50 million
                                                                             0.30% on next $100 million
                                                                             0.25% on next $150 million
                                                                             0.20% on next $200 million
                                                                             0.15% thereafter

  Putnam Growth Portfolio........................     $      333,221,134     0.85% on first $150 million
                                                                             0.80% on next $150 million
                                                                             0.70% thereafter

  Venture Value Portfolio........................     $    1,445,244,534     0.80% on first $100 million
                                                                             0.75% on next $400 million
                                                                             0.70 thereafter

                                                          NET ASSETS                   ANNUAL ADVISORY
                                                     (AS OF SEPTEMBER 30,            FEE AS A PERCENTAGE
FUND                                                        1998)                       OF NET ASSETS
-------------------------------------------------  ------------------------  ------------------------------------
INTERNATIONAL AND GLOBAL EQUITY

ANCHOR SERIES TRUST*

  Foreign Securities Portfolio...................     $       27,235,989     0.900% on first $100 million
                                                                             0.825% on next $150 million
                                                                             0.750% on next $250 million
                                                                             0.700% thereafter

STYLE SELECT SERIES, INC.

  International Equity Portfolio.................     $       77,331,516+    1.100% on first $750 million
                                                                             1.050% on next $750 million
                                                                             1.000% thereafter

SUNAMERICA SERIES TRUST*

  Emerging Markets Portfolio.....................     $       25,161,994     1.25%

  Global Equities Portfolio......................     $      355,437,814     0.90% on first $50 million
                                                                             0.80% on next $100 million
                                                                             0.70% on next $150 million
                                                                             0.65% thereafter

  International Growth and Income Portfolio......     $      102,653,451     1.00% on first $150 million
                                                                             0.90% on next $150 million
                                                                             0.80% thereafter

  International Diversified Equities Portfolio...     $      296,903,485     1.000%

DOMESTIC FIXED INCOME

ANCHOR SERIES TRUST*

  Fixed Income Portfolio.........................     $       17,826,195     0.625% on first $200 million
                                                                             0.575% on next $300 million
                                                                             0.500% thereafter

  Government and Quality Bond Portfolio..........     $      373,807,107     0.625% on first $200 million
                                                                             0.575% on next $300 million
                                                                             0.500% thereafter

  High Yield Portfolio...........................     $       26,004,577     0.700% on first $250 million
                                                                             0.575% on next $250 million
                                                                             0.500% thereafter

SEASONS SERIES TRUST*

  Multi-Managed Income Portfolio.................     $       32,953,853     0.77%

                                                          NET ASSETS                   ANNUAL ADVISORY
                                                     (AS OF SEPTEMBER 30,            FEE AS A PERCENTAGE
FUND                                                        1998)                       OF NET ASSETS
-------------------------------------------------  ------------------------  ------------------------------------
SUNAMERICA INCOME FUNDS

  SunAmerica Diversified Income Fund.............     $       71,732,231     0.650% on first $350 million
                                                                             0.600% thereafter

  SunAmerica Federal Securities Fund.............     $       55,408,272     0.550% on first $25 million
                                                                             0.500% on next $25 million
                                                                             0.450% thereafter

  SunAmerica High Income Fund....................     $      157,285,790     0.750% on first $200 million
                                                                             0.720% on next $200 million
                                                                             0.550% thereafter

  SunAmerica Tax Exempt Insured Fund.............     $      107,981,185     0.500% on first $350 million
                                                                             0.450% thereafter

  SunAmerica U.S. Government Securities Fund.....     $      284,236,480     0.750% on first $200 million
                                                                             0.720% on next $200 million
                                                                             0.550% thereafter

SUNAMERICA SERIES TRUST*

  Corporate Bond Portfolio.......................     $      129,225,050     0.70% on first $50 million
                                                                             0.60% on next $100 million
                                                                             0.55% on next $100 million
                                                                             0.50% thereafter

  High-Yield Bond Portfolio......................     $      258,454,534     0.70% on first $50 million
                                                                             0.65% on next $100 million
                                                                             0.60% on next $100 million
                                                                             0.55% thereafter

INTERNATIONAL AND GLOBAL FIXED INCOME

SUNAMERICA SERIES TRUST*

  Global Bond Portfolio..........................     $      128,437,423     0.75% on first $50 million
                                                                             0.65% on next $100 million
                                                                             0.60% on next $100 million
                                                                             0.55% thereafter

  Worldwide High Income Portfolio................     $      108,620,733     1.00%

ASSET ALLOCATION

ANCHOR SERIES TRUST*

  Multi-Asset Portfolio..........................     $      134,773,617     1.000% on first $200 million
                                                                             0.875% on next $300 million
                                                                             0.800% thereafter

  Strategic Multi-Asset Portfolio................     $       44,365,552     1.000% on first $200 million
                                                                             0.875% on next $300 million
                                                                             0.800% thereafter

                                                          NET ASSETS                   ANNUAL ADVISORY
                                                     (AS OF SEPTEMBER 30,            FEE AS A PERCENTAGE
FUND                                                        1998)                       OF NET ASSETS
-------------------------------------------------  ------------------------  ------------------------------------
SEASONS SERIES TRUST*

  Asset Allocation: Diversified Growth                $       76,254,323     0.85%
    Portfolio....................................

  Multi-Managed Income/Equity Portfolio..........     $       41,227,837     0.81%

SUNAMERICA EQUITY FUNDS

  SunAmerica Balanced Assets Fund................     $      355,891,072     0.750% on first $350 million
                                                                             0.700% on next $350 million
                                                                             0.650% thereafter

SUNAMERICA SERIES TRUST*

  Asset Allocation Portfolio.....................     $      657,318,956     0.75% on first $50 million
                                                                             0.65% on next $100 million
                                                                             0.60% on next $100 million
                                                                             0.55% thereafter

  Balanced/Phoenix Investment Counsel                 $      119,739,829     0.35% on first $50 million
    Portfolio....................................                            0.30% on next $100 million
                                                                             0.25% on next $150 million
                                                                             0.20% on next $200 million
                                                                             0.15% thereafter

  Federated Value Portfolio......................     $      119,331,542     0.75% on first $150 million
                                                                             0.60% on next $350 million
                                                                             0.50% thereafter

  SunAmerica Balanced Portfolio..................     $      112,033,596     0.70% on first $50 million
                                                                             0.65% on next $100 million
                                                                             0.60% on next $150 million
                                                                             0.55% on next $200 million
                                                                             0.50% thereafter

MONEY MARKET

ANCHOR SERIES TRUST*

  Money Market Portfolio.........................     $       71,244,988     0.500% on first $150 million
                                                                             0.475% on next $100 million
                                                                             0.450% on next $250 million
                                                                             0.425% thereafter

SUNAMERICA MONEY MARKET FUNDS, INC.

  SunAmerica Money Market Fund...................     $      692,803,417     0.500% on first $600 million
                                                                             0.450% on next $900 million
                                                                             0.40% thereafter

SUNAMERICA SERIES TRUST*

  Cash Management Portfolio......................     $      299,176,786     0.55% on first $100 million
                                                                             0.50% on next $200 million
                                                                             0.45% thereafter

                                                          NET ASSETS                   ANNUAL ADVISORY
                                                     (AS OF SEPTEMBER 30,            FEE AS A PERCENTAGE
FUND                                                        1998)                       OF NET ASSETS
-------------------------------------------------  ------------------------  ------------------------------------
SPECIALTY

ANCHOR SERIES TRUST*

  Natural Resources Portfolio....................     $       42,261,724     0.750%

SUNAMERICA SERIES TRUST*

  Real Estate Portfolio..........................     $       56,858,074     0.80% on first $100 million
                                                                             0.75% on next $400 million
                                                                             0.70% thereafter

  Utility Portfolio..............................     $       57,477,132     0.75% on first $150 million
                                                                             0.60% on next $350 million
                                                                             0.50% thereafter

------------------------

* Funds underlie variable annuities

+ Subject to waivers and/or expense limitations

                                                                     EXHIBIT C-1

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of               by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and JANUS CAPITAL CORPORATION, a Colorado corporation (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of               (the "Advisory Agreement") pursuant to which
the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. (A) DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and shall furnish the Adviser with such monthly, quarterly, and annual reports concerning transactions and performance of each Portfolio in the form as reasonably requested by the Adviser. The Subadviser shall also provide the Adviser with such other information and reports as may reasonably be requested by the Adviser from time to time, other than proprietary information, and provided the Subadviser shall not be responsible for portfolio accounting, nor shall it be required to generate information derived from portfolio accounting data. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.

    The Subadviser agrees to manage each of the Portfolios set forth in Schedule A (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser agrees to manage each Portfolio (1) so that it qualifies to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and (2) in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the

                                     C-1-1
diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws to the extent the Adviser notifies the Subadviser of any such applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. For purposes of 2(c) in the preceding sentence, disclosure in the Trust's prospectus and/or statement of additional information of applicable state insurance laws and regulations shall constitute "notice" thereof. For purposes of compliance with this paragraph, the Subadviser shall be entitled to treat the portion of the assets of each Portfolio that it manages as though such portion constituted the entire portfolio, and the Subadviser shall not be responsible in any way for the compliance of other portions of the Portfolio or for compliance of the Portfolio as a whole with this paragraph.

    (b) The Subadviser shall be responsible for the preparation and filing of
Schedule 13G and Form 13F on behalf of the Portfolio(s). The Subadviser shall not be responsible for the preparation or filing of any reports required of the Portfolio(s) by any governmental or regulatory agency, except as expressly agreed to in writing. The Subadviser shall vote proxies received in connection with securities held by the Portfolio(s).

    (c) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    (d) The Adviser shall timely furnish Subadviser with such information as may be reasonably necessary for or requested by Subadviser to perform its responsibilities under this Agreement. The Subadviser shall establish and maintain brokerage accounts or other accounts necessary for the purchase or sale of various forms of securities and the Adviser shall take such actions as Subadviser deems advisable or necessary to enable Subadviser to establish such accounts on behalf of the Trust.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust

                                     C-1-2
and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. (A) COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (I.E., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    (B) EXPENSES. Adviser, the Trust and the Portfolio(s) shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Subadviser pursuant to this Agreement. Subadviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Adviser, the Trust, or the Portfolio(s), including without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio(s); and
(c) custodian fees and expenses.

    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. The Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio(s). In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolio(s)) in a manner that the Subadviser believes to be equitable to the accounts involved and consistent with such accounts' objectives, policies and limitations.

    7. CERTAIN RECORDS. While the Subadviser is not being engaged to serve as the Trust's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by
Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify

                                     C-1-3
securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it with respect to the Portfolios as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    8. CONFIDENTIALITY AND PROPRIETARY RIGHTS. The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Trust to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to the Subadviser. The Subadviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit the Trust to, without prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reasons, the Adviser shall immediately cease, and the Adviser shall cause the Trust to immediately cease, all use of the Janus name or any Janus mark.

    9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) neither the Subadviser nor its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser shall be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in
Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from (1) the Subadviser's conduct under this Agreement, or (2) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Adviser.

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct, or (ii) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    (c) The Subadviser shall not be liable for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by the Subadviser and (ii) acts

                                     C-1-4
of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser. The Adviser agrees that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating series and shall comply with subsections (a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to the Subadviser.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days' written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. The obligations contained in Section 9 shall survive termination of this Agreement.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal

                                     C-1-5
liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser:     Janus Capital Corporation
                  100 Fillmore Street, Suite 300
                  Denver, CO 80206-4923
                  Attention: David C. Tucker
                           General Counsel

    Adviser:        SunAmerica Asset Management Corp.
                  The SunAmerica Center
                  733 Third Avenue, Third Floor
                  New York, NY 10017-3204
                  Attention: Robert M. Zakem
                           Senior Vice President and
                           General Counsel

    with a copy to:  SunAmerica Inc.
                  1 SunAmerica Center
                  Century City
                  Los Angeles, CA 90067-6022
                  Attention: Susan L. Harris
                           Senior Vice President,
                           General Counsel--Corporate Affairs
                           and Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                          SUNAMERICA ASSET MANAGEMENT CORP.
                                          By:
                                          --------------------------------------

                                                  Name: Peter A. Harbeck
                                                     Title: PRESIDENT

                                          JANUS CAPITAL CORPORATION
                                          By:
                                          --------------------------------------

                                                 Name:
                                                  Title: VICE PRESIDENT

                                     C-1-6

                                   SCHEDULE A

    The Subadviser shall be paid a composite fee of .60% on first $200 million of average daily net assets and .55% on average daily net assets over $200 million, based on the aggregate assets it manages in the following Portfolios:

                         Multi-Managed Growth Portfolio
                    Multi-Managed Moderate Growth Portfolio
                     Multi-Managed Income/Equity Portfolio
                         Multi-Managed Income Portfolio

                                     C-1-7

                                                                     EXHIBIT C-2

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of               by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and WELLINGTON MANAGEMENT COMPANY, a Massachusetts general partnership (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of               (the "Advisory Agreement") pursuant to which
the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with
(a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.

    The Subadviser represents and warrants to the Adviser that the portion of assets allocated to it of each of the Portfolios set forth in Schedule A will at all times be operated and managed (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser represents and warrants (1) qualification, election and maintenance of such election by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Code, and
(2) compliance with (a) the provisions of the Act and rules adopted thereunder;
(b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance

                                     C-2-1
laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net

                                     C-2-2
asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadviser's conduct under this Agreement. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless, from and against any and all liability arising out of Subadviser's disabling conduct.

                                     C-2-3

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or breach of this Agreement by the Subadviser, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in
Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating series and shall comply with subsections (a) and (b) of
Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio's assets not allocated to Subadviser.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days' written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

                                     C-2-4

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser:     Wellington Management Company
                  75 State Street
                  Boston, MA 02109
                  Attention: Mary Ann Tynan
                           Senior Vice President
                           and Director of Regulatory Affairs

    Adviser:        SunAmerica Asset Management Corp.
                  The SunAmerica Center
                  733 Third Avenue, Third Floor
                  New York, NY 10017
                  Attention: Robert M. Zakem
                           Senior Vice President and
                           General Counsel

    with a copy to:  SunAmerica Inc.
                  1 SunAmerica Center
                  Century City
                  Los Angeles, CA 90067-6022
                  Attention: Susan L. Harris
                           Senior Vice President,
                           General Counsel--Corporate Affairs
                           and Secretary

                                     C-2-5

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------
                                                    Name: Peter A. Harbeck
                                                    Title: President

                                          WELLINGTON MANAGEMENT COMPANY

                                          By:
                                          --------------------------------------
                                                   Name: Duncan M. McFarland
                                                   Title: President and Chief
                                                          Executive Officer

                                     C-2-6

                                   SCHEDULE A

    The Subadviser shall be paid a composite fee of .225% on first $100 million of average daily net assets, .125% on the next $100 million of average daily next assets and .10% on average daily net assets over $200 million, based on the aggregate assets it manages in the following Portfolios:

                         Multi-Managed Growth Portfolio
                    Multi-Managed Moderate Growth Portfolio
                     Multi-Managed Income/Equity Portfolio
                         Multi-Managed Income Portfolio

                                     C-2-7

                                                                     EXHIBIT C-3

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of               by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and
T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of               (the "Advisory Agreement") pursuant to which
the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby appoints the Subadviser, in furtherance of its Investment Advisory and Management Agreement with the Trust, to manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning the Portfolio's investment activity which the Subadviser is required to maintain in connection therewith, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.

    The Subadviser agrees that it will operate and manage each of the Portfolios set forth in Schedule A at all times (1) in compliance with applicable federal and state laws governing its operations and investments as set forth below; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. The Subadviser agrees to manage the portfolio in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in Subchapter M, Chapter 1 of the Code, and in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws, provided that Adviser shall provide Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust's prospectus and/or statement of additional information of applicable state insurance laws and regulations and applicable federal and state banking laws and regulations shall constitute "written direction" thereof.

                                     C-3-1

The Subadviser further represents and warrants that to the extent that any statements or omissions regarding the Subadviser made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with written information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, the Adviser represents and warrants that the Registration Statement for the Contract or shares of the Trust, or any amendment or supplement thereto, other than statements or omissions regarding the Subadviser provided in writing by the Subadviser expressly for use therein, will, when they become effective, conform in all material respects to the requirements of the 1933 Act and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such appointment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as may be mutually agreed with the Subadviser.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in

                                     C-3-2

Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual), but in no event later than the 15th day of the following month. For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. SERVICES TO OTHER CLIENTS. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated persons thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Subadviser, who may also be a director, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    8. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, or any governmental agency or other instrumentality having regulatory authority over the Trust, and upon reasonable request and during normal business hours the Trust's auditors, the Trust or any representative of the Trust, the Adviser.

    9. REFERENCE TO THE SUBADVISER. Subject to the terms of a separate Logo Licensing Agreement, neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

    10. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any

                                     C-3-3
shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadviser's conduct under this Agreement. Subadviser hereby indemnifies, defends and protects Adviser and holds Adviser harmless, from and against any and all liability arising out of Subadviser's disabling conduct.

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser arising from the Subadviser's disabling conduct, or (ii) any failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    11. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

    12. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. In the event of such a termination, the Adviser will use its best efforts, and cause the Trust to use its best efforts, to engage another subadviser for the Portfolio as soon as possible. Notwithstanding the foregoing, the Subadviser may terminate the Agreement on 60 days' written notice to the Adviser and the Trust, in the event of a breach of this Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

                                     C-3-4

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    14. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    16. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    17. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

    18. NOTICES. All notices shall be in writing and deemed properly given when delivered or express delivery service by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser:     T. Rowe Price Associates, Inc.
                  100 E. Pratt Street
                  Baltimore, MD 20202
                  Attention: John H. Cammack,
                           Vice President

    with a copy to:  Henry H. Hopkins, Esq.
                  Legal Counsel
                  T. Rowe Price Associates, Inc.
                  100 E. Pratt Street
                  Baltimore, MD 20202

    Adviser:        SunAmerica Asset Management Corp.
                  The SunAmerica Center
                  733 Third Avenue, Third Floor
                  New York, NY 10017
                  Attention: Robert M. Zakem
                           Senior Vice President and
                           General Counsel

    with a copy to:  SunAmerica Inc.
                  1 SunAmerica Center
                  Century City
                  Los Angeles, CA 90067-6022
                  Attention: Susan L. Harris
                           Senior Vice President,
                           General Counsel--Corporate Affairs
                           and Secretary

                                     C-3-5

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                          SUNAMERICA ASSET MANAGEMENT CORP.

                                          By:
                                          --------------------------------------

                                                 Name: Peter A. Harbeck
                                                    Title: President

                                          T. ROWE PRICE ASSOCIATES, INC.

                                          By:
                                          --------------------------------------

                                                Name:
                                                  Title: Vice President

                                     C-3-6

                                   SCHEDULE A

                                                      FEE (AS PERCENTAGE OF AVERAGE DAILY
PORTFOLIO(S)                                             NET ASSETS OF THE PORTFOLIO)
-------------                                     -------------------------------------------
Stock...........................................  .50% on first $40 million
                                                  .40% on the portion of average daily
                                                  net assets over $40 million

                                     C-3-7

                                                                     EXHIBIT C-4

                             SUBADVISORY AGREEMENT

    This SUBADVISORY AGREEMENT is dated as of               by and between
SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Massachusetts corporation (the "Subadviser").

                                  WITNESSETH:

    WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management
Agreement dated as of               (the "Advisory Agreement") pursuant to which
the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

    WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

    NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

    1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information as delivered to the Subadviser, and (b) applicable laws and regulations.

    The Subadviser agrees that it will operate and manage the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing the Subadviser's management of the Portfolio and investments; and (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 333-08859; hereinafter "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Without limiting the foregoing, the Subadviser agrees to manage the Portfolio in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws; provided that Adviser shall provide Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust's prospectus and/or statement of additional information of applicable state insurance laws and

                                     C-4-1
regulations and applicable federal and state banking laws and regulations shall constitute "written direction" thereof. The Adviser acknowledges and agrees that the Subadviser's compliance with its obligations under this Agreement will be based, in part, on information supplied by the Adviser, or an agent thereof, as to each Portfolio, including but not limited to, portfolio security lot level realized and unrealized gain/loss allocation. The Adviser agrees that all such information will be supplied on a timely basis. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not have any responsibility for the administrative affairs of the Portfolio, including any responsibility for the calculation of the net asset value of the Portfolio's shares or shareholder accounting services; PROVIDED, HOWEVER, that the Subadviser shall, as requested from time to time by the Adviser, assist the Adviser in obtaining pricing information relating to the Portfolio's investment securities.

    2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of

                                     C-4-2
the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

    3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

    4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

    5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

    6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    7. CERTAIN RECORDS. While the Subadviser is not being engaged to serve as the Trust's official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by
Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

    8.  REFERENCE TO THE SUBADVISER.  The Adviser covenants as follows:

    (a) The Adviser will (and will cause its affiliates (including the Trust) (each an "Affiliate") to) use the name "Putnam Investment Management", "Putnam Investments", "Putnam" or any derivation thereof only for so long as this Agreement remains in effect. At such times as this Agreement is no longer in effect,

                                     C-4-3
the Adviser will, and will cause each Affiliate to, cease using any such name or any other name indicating that any Portfolio is advised by or otherwise connected to the Subadviser.

    (b) It will not, and will cause its Affiliates to not, refer to the Subadviser or any Affiliate in any sales literature or promotional material except with the prior approval of the Subadviser. In the case of materials, such as the portfolio's prospectus, required by law to be prepared, such approval shall not be unreasonably withheld.

    (c) It will permit the Portfolios to be used as a funding vehicle only for insurance contracts issued by SunAmerica Inc. or any of its affiliates.

    (d) It will not (and will cause it Affiliates to not) engage in marketing programs (written or otherwise) directed toward Putnam Capital Manager Annuity Contract ("PCM") which directly solicit transfers from PCM to the Adviser's products or those of its Affiliates. For purposes of the foregoing, general marketing efforts by SunAmerica Inc. and its affiliates shall not constitute a direct solicitation of PCM contract holders. The Adviser will not (and will cause its Affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser's products or those of any of its Affiliates. The Adviser, in connection with any exchange program, will not (and will cause its Affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of, any deferred sales charges to encourage the transfer of assets from PCM to the Adviser's products or those of any Affiliate. For purposes hereof, the term "Affiliate" shall not be construed to include agents of SunAmerica Inc. or affiliates thereof, who are not employees of such entities.

    9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust, any shareholder of the Trust or the Adviser for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any liability arising from the Subadviser's conduct under this Agreement.

    (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling persons may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser's disabling conduct, or (ii) any untrue statement of a material fact in the Trust's registration statement or omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser to use in such registration statement, provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

    10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners,

                                     C-4-4
officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

    11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until the earlier of (a) two years from the date this Agreement is approved by the Trustees, or (b) the first meeting of the shareholders of the Portfolio of the Trust after the date hereof. If approved at such meeting by the affirmative vote of a majority of the outstanding voting securities (as defined in the Act), of the Portfolio with respect to such Portfolio, voting separately from any other series of the Trust, this Agreement shall continue in full force and effect with respect to such Portfolio from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust, provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Subadviser may continue to serve hereunder in the manner and to the extent permitted by the Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

    12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

    16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

                                     C-4-5

    17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

    Subadviser:     Putnam Investment Management, Inc.
                  One Post Office Square
                  Boston, MA 02109
                  Attn: General Counsel

    Adviser:        SunAmerica Asset Management Corp.
                  The SunAmerica Center
                  733 Third Avenue, Third Floor
                  New York, NY 10017
                  Attention: Robert M. Zakem
                           Senior Vice President and
                           General Counsel

    with a copy to:  SunAmerica Inc.
                  1 SunAmerica Center
                  Century City
                  Los Angeles, CA 90067-6022
                  Attention: Susan L. Harris
                           Senior Vice President,
                           General Counsel--Corporate Affairs
                           and Secretary

    IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                          SUNAMERICA ASSET MANAGEMENT CORP.
                                          By:
                                          --------------------------------------

                                                  Name: Peter A. Harbeck
                                                     Title: PRESIDENT

                                          PUTNAM INVESTMENT MANAGEMENT, INC.
                                          By:
                                          --------------------------------------

                                                 Name:
                                                Title:

                                     C-4-6

                                   SCHEDULE A

                                                                FEE (AS PERCENTAGE OF AVERAGE
                                                                   DAILY NET ASSETS OF THE
PORTFOLIO(S)                                                             PORTFOLIO)
-------------------------------------------------------------  -------------------------------
Asset Allocation: Diversified Growth.........................  .55% on the first $150MM
                                                               .50% on the next $150MM
                                                               .40% over $300MM

                                     C-4-7

                                                                       EXHIBIT D

 OTHER MUTUAL FUNDS ADVISED BY JANUS WITH A SIMILAR INVESTMENT OBJECTIVE TO THE JANUS/GROWTH COMPONENT OF THE GROWTH, MODERATE GROWTH, INCOME/EQUITY AND INCOME
                                   PORTFOLIOS

                                                       NET ASSETS OF OTHER
                                                        FUND (IN MILLIONS)
                                                         ON SEPTEMBER 30,
OTHER FUND                                                     1997                    ANNUAL FEE RATE
-----------------------------------------------------  --------------------  ------------------------------------
Janus Investment Fund--
  Janus Mercury Fund.................................       $  2,253.4       .75% on first $300 million
                                                                             .70 on next $200 million
                                                                             .65% thereafter

JNL Series Trust--
  JNL Aggressive Growth Series.......................       $    117.1       .55% on first $100 million
                                                                             .50% on next $400 million
                                                                             .45% thereafter

New England Funds Trust I--
  New England Star Advisers Fund.....................       $    258.9       .55% on first $50 million
                                                                             .50% thereafter

Pacific Select Fund--
  Growth LT Portfolio................................       $    920.0       .60% on first $100 million
                                                                             .55% thereafter

Sierra Trust Funds--
  Growth Fund........................................       $    263.7       .55% on first $100 million
                                                                             .50% thereafter

The Sierra Variable Trust--
  Growth Fund........................................       $    126.6       .55% on first $25 million
                                                                             .50% thereafter

                                                                       EXHIBIT E

     OTHER MUTUAL FUNDS ADVISED BY WMC WITH A SIMILAR INVESTMENT OBJECTIVE
 TO THE WMC COMPONENT OF THE GROWTH, MODERATE GROWTH, INCOME/EQUITY AND INCOME
                                   PORTFOLIO

                                                            NET ASSETS OF OTHER
                                                            FUND (IN MILLIONS)
                                                             ON SEPTEMBER 30,
OTHER FUND                                                         1997                   ANNUAL FEE RATE
----------------------------------------------------------  -------------------  ---------------------------------
North American Investment Quality Bond Fund*..............       $    17.2       .$225% on first $200 million
                                                                                 .$150% on next $300 million
                                                                                 .100% thereafter

Investment Quality Bond Trust, a series of Manufacturers         $   292.1       .$225% on first $200 million
  Investment Trust+.......................................                       .$150% on next $300 million
                                                                                 .100% thereafter

------------------------

*   Each Fund may be subject to voluntary waivers from time to time.

+ Fund serves as the underlying investment vehicle for a variable annuity contract or variable life insurance policy.

                                                                       EXHIBIT F

OTHER MUTUAL FUNDS ADVISED BY T. ROWE WITH A SIMILAR INVESTMENT OBJECTIVE TO THE
                                STOCK PORTFOLIO

                                                  NET ASSETS OF
                                                      OTHER
                                                FUND (IN MILLIONS)                      ANNUAL
OTHER FUND                                       ON JUNE 26, 1998          FEE RATE (AS A % OF FUND ASSETS)
----------------------------------------------  ------------------  ----------------------------------------------
T. Rowe Price Growth .........................      $  4,677.1      .32% group fee*
Stock Fund                                                          .25% individual fee

Portfolio Partners, Inc. .....................      $    468.8      .40% on the first $500 million
T. Rowe Price Growth                                                .375% thereafter
    Equity Fund

Endeavor Series Trust:                              $    168.8      .40% on all assets
T. Rowe Price Growth .........................
  Stock Portfolio

JNL Series Trust .............................      $    183.1      .45% on first $20 million
T. Rowe Price/JNL                                                   .40% on next $30 million
    Established Growth                                              .40% thereafter
    Series

------------------------

* For its services to each investment company sponsored and managed by T. Rowe Price ("Price Funds"), T. Rowe is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain Price Funds distributed by T. Rowe Price Investment Service, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. Each investment company also pays a flat "Individual" fund fee based on its net assets. The table below sets for the current "group" fee rate at various asset levels of the Combined Price Funds:

       .480% next $1 billion
       .450% next $1 billion
       .420% next $1 billion
       .390% next $1 billion
       .370% next $1 billion
       .360% next $2 billion
       .350% next $2 billion
       .340% next $5 billion
       .330% next $10 billion
       .320% next $10 billion
       .310% next $16 billion
       .305% next $30 billion
       .300% thereafter

                                                                       EXHIBIT G

OTHER MUTUAL FUNDS ADVISED BY PUTNAM WITH A SIMILAR INVESTMENT OBJECTIVE TO THE
                 ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

                                                              NET ASSETS OF OTHER
                                                               FUND (IN MILLIONS)
OTHER FUND                                                     ON AUGUST 31, 1998          ANNUAL FEE RATE
------------------------------------------------------------  --------------------  -----------------------------
Putnam Asset Allocation: Growth.............................       $  1,286.0       .70% on first $500 million
                                                                                    .60% on next $500 million
                                                                                    .55% on next $500 million
                                                                                    .50% thereafter

                                  PRELIMINARY COPY
INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER /X/ USING
                          BLUE OR BLACK INK OR DARK PENCIL.
--------------------------------------------------------------------------------
                              PLEASE DO NOT USE RED INK

THIS VOTING INSTRUCTIONS, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                       FOR       WITHHOLD
                                                       ALL       AUTHORITY
1.   Election of Trustees.
     James K. Hunt, Monica C. Lozano,
     Allan L. Sher, William M. Wardlaw                  / /         / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

_______________________________________________

                                            FOR         AGAINST      ABSTAIN

2.   To approve a new investment            / /           / /          / /
     advisory and management agreement
     between Seasons Series Trust, on
     behalf of each separate
     investment portfolio thereof
     ("Portfolio") and SunAmerica
     Asset Management Corp.
     ("SAAMCo"), the terms of which
     are identical in all material
     respects to the existing
     investment advisory and
     management agreement.

3.   To approve a new subadvisory
     agreement, the terms of which are
     identical in all material
     respects to the existing
     subadvisory agreement between:

          (a).  SAAMCo and Janus            / /           / /          / /
          Capital Corporation
          (Multi-Managed Growth,
          Multi-Managed Moderate
          Growth, Multi-Managed
          Income/Equity and
          Multi-Managed Income
          Portfolios Only);

                                            FOR         AGAINST      ABSTAIN

          (b).  SAAMCo and Wellington       / /           / /          / /
          Management Company, LLP
          (Multi-Managed Growth,
          Multi-Managed Moderate
          Growth, Multi-Managed
          Income/Equity and Multi-
          Managed Income Portfolios
          Only);
          (c).  SAAMCo and T. Rowe          / /           / /          / /
          Price Associates, Inc.
          (Stock Portfolio Only);
          (d).  SAAMCo and Putnam           / /           / /          / /
          Investment Management, Inc.
          (Asset Allocation: Diversified
          Growth Portfolio Only).

4.   To approve changing the
     fundamental investment
     restriction relating to:
          (a).  the ability to engage       / /           / /          / /
          in borrowing transactions;
          and

          (b).  the ability to engage       / /           / /          / /
          in lending transactions.

5.   To ratify the selection of             / /           / /          / /
     independent accountants.

6.   To transact such other business
     as may properly come before the
     Meeting or any adjournments
     thereof.

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


ANCHOR NATIONAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF SEASONS SERIES TRUST. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 30, 1998.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of the Seasons Series Trust attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York,
New York 10017 at [         .m.], Eastern Standard Time, December 30, 1998,
and any adjournments thereof, as indicated on the reverse side.

                              PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                        -------------------------------------
                                        Dated:
                                        -------------------------------------
                                                            Signature(s)
                                                            Title(s), if
                                                            applicable

                                  PRELIMINARY COPY
INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER /x/ USING
                          BLUE OR BLACK INK OR DARK PENCIL.
--------------------------------------------------------------------------------
                             PLEASE DO NOT USE RED INK

THIS VOTING INSTRUCTIONS, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                       FOR       WITHHOLD
                                                       ALL       AUTHORITY
1.   Election of Trustees.
     James K. Hunt, Monica C. Lozano,
     Allan L. Sher, William M. Wardlaw                 / /          / /
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.

_______________________________________________


                                            FOR         AGAINST      ABSTAIN

2.   To ratify the selection of             / /           / /          / /
     independent accountants.

3.   To transact  such other business
     as may properly come before the
     Meeting or any adjournments
     thereof.

PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY DECEMBER 29, 1998 TO BE VOTED FOR THE MEETING TO BE HELD ON DECEMBER 30, 1998.


ANCHOR NATIONAL LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF ANCHOR PATHWAY FUND. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE INVESTED AS OF OCTOBER 30, 1998.

The undersigned hereby instructs Anchor National Life Insurance Company to vote the shares of the Anchor Pathway Fund attributable to his or her variable annuity contract at the Joint Special Meeting of Shareholders to be held at the offices of SAAMCo, The SunAmerica Center, 733 Third Avenue, New York,
New York 10017 at [         .m.], Eastern Standard Time, December 30, 1998,
and any adjournments thereof, as indicated on the reverse side.

                              PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                        -------------------------------------
                                        Dated:
                                        -------------------------------------
                                                                 Signature(s)
                                                                 Title(s), if
                                                                 applicable